UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03752

AMG FUNDS III

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2019 – DECEMBER 31, 2019

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds

December 31, 2019

AMG Managers Loomis Sayles Bond Fund
Class N: MGFIX	Class I: MGBIX

AMG Managers Global Income Opportunity Fund
Class N: MGGBX

AMG Managers Special Equity Fund
Class N: MGSEX	Class I: MSEIX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.800.548.4539 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Funds.

amgfunds.com	123119	AR078

AMG Funds Annual Report – December 31, 2019

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Managers Loomis Sayles Bond Fund	4

AMG Managers Global Income Opportunity Fund	14

AMG Managers Special Equity Fund	23

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	35

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	37

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	38

Detail of changes in assets for the past two fiscal years

Financial Highlights	39

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	44

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53

OTHER INFORMATION	54

TRUSTEES AND OFFICERS	55

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The U.S. bull market celebrated its 10-year anniversary during the fiscal year ended December 31, 2019, as stocks proved resilient in the face of global economic weakness, rising geopolitical tensions, and the ongoing trade war. After a painful selloff in late 2018, a dovish pivot from global central banks rescued investors and fueled a strong rebound early in 2019. The rally picked up steam in the final months of the year, as trade tensions eased when the U.S. and China agreed to a limited “phase one” deal in December following months of tense back-and-forth negotiations. The yield curve, which had inverted earlier in the year and raised investor anxiety given its track record for predicting an impending recession, was no longer inverted by year-end as the U.S. Federal Reserve (the Fed) cut short-term rates. Worries over a near-term recession lifted while the yield curve steepened and trade developments improved, leading to a wave of investor confidence and strong equity returns, with the S&P 500® Index returning 31.49%. International equities were also resistant to pressures facing the global economy and generated a 21.51% return as measured by the MSCI All Country World ex USA Index.

In total, all eleven sectors of the S&P 500® Index were strongly positive during the prior twelve months, each producing double-digit returns. The higher growth information technology sector led the way with a 50.31% return while the communication services and financial sectors followed closely behind. Energy was the worst performing sector during the fiscal year, yet still produced a very respectable 11.81% return. Growth stocks outperformed Value stocks for the full fiscal year with returns of 36.39% and 26.54% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. The cycle of U.S. outperformance over international equities continued but international developed and emerging markets still produced solid positive returns, with the MSCI EAFE and MSCI Emerging Markets Index returning 22.01% and 18.42%, respectively.

Interest rates fell dramatically over the fiscal year and led to strong returns for bond investors as the Fed shifted to a more dovish policy stance early in 2019 and eventually cut short-term rates three times during the year. The 10-year Treasury yield fell from its recent high of 3.24% last November to a low of 1.47% in early September and then edged slightly higher to finish the year at 1.92%. The plunge in long-term interest rates caused the yield curve to briefly invert with 2-year yields rising higher than the 10-year yields. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, ended the fiscal year with an 8.72% return. High yield bonds outperformed the broader bond market and returned 14.32% as measured by the return of the Bloomberg Barclays U.S. Corporate High Yield Bond Index. Municipal bonds also performed strongly with a 7.54% return for the Bloomberg Barclays Municipal Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2019*

Stocks:		1 Year	3 Years	5 Years

Large Cap	(S&P 500® Index)	31.49%	15.27%	11.70%

Small Cap	(Russell 2000® Index)	25.52%	8.59%	8.23%

International	(MSCI All Country World ex USA Index)	21.51%	9.87%	5.51%
Bonds:

Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	8.72%	4.03%	3.05%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	14.32%	6.37%	6.13%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	7.54%	4.72%	3.53%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	2.57%	1.81%	1.26%

*Source: FactSet. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2019	Expense Ratio for the Period	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Expenses Paid During the Period*
AMG Managers Loomis Sayles Bond Fund

Based on Actual Fund Return

Class N	0.72%	$1,000	$1,034	$3.69

Class I	0.53%	$1,000	$1,035	$2.72

Based on Hypothetical 5% Annual Return

Class N	0.72%	$1,000	$1,022	$3.67

Class I	0.53%	$1,000	$1,023	$2.70

AMG Managers Global Income Opportunity Fund

Based on Actual Fund Return

Class N	0.89%	$1,000	$1,010	$4.51

Based on Hypothetical 5% Annual Return

Class N	0.89%	$1,000	$1,021	$4.53

Six Months Ended December 31, 2019	Expense Ratio for the Period	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Expenses Paid During the Period*
AMG Managers Special Equity Fund

Based on Actual Fund Return

Class N	1.36%	$1,000	$1,016	$6.91

Class I	1.11%	$1,000	$1,017	$5.64

Based on Hypothetical 5% Annual Return

Class N	1.36%	$1,000	$1,018	$6.92

Class I	1.11%	$1,000	$1,020	$5.65

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

AMG Managers Loomis Sayles Bond Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG Managers Loomis Sayles Bond Fund (Class N shares) (the Fund) returned 11.10% for the year ended December 31, 2019, outperforming the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned 9.71%.

The Fund posted absolute positive returns for the year. The relative outperformance can be largely attributed to strong security selection in high yield and investment grade corporates, as well as positive sector allocation. Our slightly longer-than-benchmark duration detracted from returns.

Investment grade corporates boosted returns, as credit spreads tightened throughout the year. Strong security selection within the sector contributed nicely, with credits in banking, communications, and consumer cyclicals leading the charge. Strong security selection within the high yield sector outweighed the slightly negative allocation effects and also contributed to returns.

Relative to the benchmark, the strategy maintained a meaningful underweight to U.S. Treasurys. The underweight contributed to the Fund’s outperformance as risk assets rallied throughout the year. The U.S. Treasury position was also longer duration than the benchmark, which contributed to performance as interest rates fell. Net-net, the Treasury/duration impact was the largest contributor to excess returns for the year.

Our allocation to non-U.S. dollar denominated issues produced positive returns during the year. Holdings denominated in the Mexican peso were the largest drivers to excess performance. A small allocation to equities and convertibles contributed to performance, with the S&P 500® Index ending 2019 with the highest return since 2013 of 31.49%.

An allocation to and weak security selection within the emerging market credit sector detracted from relative returns. Positioning within securitized credit also limited returns. The Fund’s large cash & equivalents positioning was the largest drag on performance for the year.

LOOKING FORWARD

We continue to believe we are late in the credit cycle[1] rather than at the end of it. Probabilities of a shift to a downturn in the cycle declined over the fourth quarter as the U.S. Federal Reserve (the “Fed”) provided additional rate cuts, a phase one deal with China became increasingly likely, and odds of a no-deal Brexit declined. We do not see the U.S. economy sliding into recession in 2020. These developments fueled further support for corporate bonds and risk assets, driving valuations up and delivering a strong year for fixed income assets in 2019.

Our macro outlook remains benign and the market backdrop has largely remained supportive. We believe that Fed rate cuts and relatively good news on trade and Brexit will allow the U.S. to emerge from a third “mini cycle” slowdown within this long-running late cycle phase without a recession. We expect global manufacturing to continue to improve into 2020 as uncertainty regarding global trade declines. We anticipate that slow but positive global growth will continue and that this will help support mid-single digit corporate profit growth and allow for reasonably strong corporate credit metrics in 2020.

We expect the Fed to remain on hold for most, if not all, of 2020. Inflation remains well contained. Overall yield levels in the U.S. should remain within current established ranges, although there could be some modest upward pressure on yields should the global macro environment firm more quickly on better-than-expected news on the trade front. From a duration perspective, the Fund remains modestly short relative to the broad market. Nonetheless, global developed market yields will likely remain low and relatively high U.S. yields should be a supportive technical factor for U.S. bonds.

The double-barreled market rally of lower yields and tighter spreads has pushed valuations on corporate bonds higher. High yield and investment grade corporate bond risk premiums declined over the course of 2019. While we believe that the global demand for yield and a continued late cycle environment can support spreads at current levels, we expect returns to be based more on carry in 2020. We believe corporate credit quality will continue to marginally decline but not enough to cause a dramatic move wider in spreads or a large uptick in corporate defaults. That said, we retain a cautious and “up in quality” bias. By historic standards we have less exposure to high yield bonds than usual, while retaining relatively high liquidity which can be deployed should opportunities develop within the sector.

We continue to strive for positive issue selection through our credit research efforts. The Fund is by credits we believe are attractively priced relative to the credit quality we assign them. Communications and cable and media issues account for the bulk of this exposure, along with select areas within consumer cyclical. We believe that opportunities for positive carry in emerging market corporate bonds could expand should global growth strengthen. While we have pulled back some of our energy exposure, we believe sentiment regarding the sector has become too negative relative to the actual fundamentals. Accordingly, we believe there is upside potential for some of our best picks in this sector.

We also remain comfortable with the securitized sector, which largely lagged the bigger moves in other fixed income sectors in 2019. We still like the defensive nature of the sector based on good carry for higher quality.

Overall, we believe that the large rally seen in 2019 presents a challenge to fixed income return potential in 2020. However, some of those same market drivers could provide support as we enter a new year. These include global demand for yield, reduced uncertainty on global trade and Brexit, and positive global growth. The late cycle environment is likely to continue. We remain focused on maintaining favorable carry/yield, seeking to identify attractively priced bonds, and retaining the liquidity and flexibility to adapt should the benign market conditions deteriorate.

1A credit cycle is a cyclical pattern that follows credit availability and corporate health.

This commentary reflects the viewpoints of Loomis, Sayles & Company, L.P. and is not intended as a forecast or guarantee of future results.

AMG Managers Loomis Sayles Bond Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Loomis Sayles Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Loomis Sayles Bond Fund’s Class N Shares on December 31, 2009, to a $10,000 investment made in the Bloomberg Barclays U.S. Government/Credit Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Loomis Sayles Bond Fund and the Bloomberg Barclays U.S. Government/Credit Bond Index for the same time periods ended December 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date

AMG Managers Loomis Sayles Bond Fund[2,3,4,5,6,7,8]

Class N	11.10%	3.68%	5.34%	7.99%	06/01/84

Class I	11.32%	3.81%	—	3.61%	04/01/13
Bloomberg Barclays U.S. Government/ Credit Bond Index[9]	9.71%	3.23%	3.96%	7.19%	06/01/84	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars($).

[2]  From time to time, the Fund’s advisor has waived fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]  To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

[5]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[6]  High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[7]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[8]  The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[9]  The Bloomberg Barclays U.S. Government/Credit Bond Index is an index of investment grade government and corporate bonds with a maturity date of more than one year. Unlike the Fund, the Bloomberg Barclays U.S. Government/Credit Bond Index is unmanaged, is not available for investment and does not incur expenses.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates,

AMG Managers Loomis Sayles Bond Fund Portfolio Manager’s Comments (continued)

“Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes

any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.	Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Loomis Sayles Bond Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Corporate Bonds and Notes	60.3

U.S. Government and Agency Obligations	17.4

Foreign Government Obligations	4.7

Common Stocks	2.2

Municipal Bonds	1.2

Preferred Stocks	1.0

Asset-Backed Securities	0.7

Mortgage-Backed Securities	0.0	[1]

Short-Term Investments	13.3

Other Assets Less Liabilities	(0.8)

1 Less than 0.05%

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	20.4

Aaa/AAA	1.6

Aa/AA	2.9

A	31.9

Baa/BBB	33.8

Ba/BB	7.7

B	1.4

Caa/CCC & lower	0.3

1 Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

U.S. Treasury Bonds, 1.500%, 10/31/21	8.0

U.S. Treasury Bonds, 1.500%, 09/30/21	6.1

Verizon Communications, Inc., 3.500%, 11/01/24	2.4

Ford Motor Credit Co. LLC, 4.389%, 01/08/26	2.3

Mexican Bonos Bonds, Series M 20, 10.000%, 12/05/24 (Mexico)	2.3

U.S. Treasury Bonds, 3.000%, 08/15/48	2.0

Lloyds Banking Group PLC, 4.582%, 12/10/25 (United Kingdom)	1.8

Banco Santander, S.A., 5.179%, 11/19/25 (Spain)	1.6

Transcontinental Gas Pipe Line Co. LLC, 7.850%, 02/01/26	1.6

American Airlines 2016-2 Class B Pass Through Trust, 4.375%, 06/15/24	1.5

Top Ten as a Group	29.6

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Loomis Sayles Bond Fund Schedule of Portfolio Investments December 31, 2019

	Principal Amount†	Value

Corporate Bonds and Notes - 60.3%

Financials - 21.3%

Ally Financial, Inc.
4.125%, 02/13/22	$7,915,000	$8,172,237
8.000%, 11/01/31	1,267,000	1,758,723

Alta Wind Holdings LLC
7.000%, 06/30/35[1]	4,642,717	5,178,646

American International Group, Inc.
4.875%, 06/01/22	560,000	597,869

Banco Santander, S.A. (Spain)
5.179%, 11/19/25[2]	17,200,000	19,272,322

Bank of America Corp.
(3 month LIBOR + 1.040%)
3.419%, 12/20/28[3]	12,410,000	13,032,284

Brighthouse Financial Inc.
4.700%, 06/22/47[2]	890,000	824,683

Cooperatieve Centrale
Raiffeisen-Boerenleenbank (Netherlands)
3.875%, 02/08/22	9,090,000	9,467,139
3.950%, 11/09/22	2,190,000	2,289,878

Equifax, Inc.
7.000%, 07/01/37	4,421,000	5,687,654

The Goldman Sachs Group, Inc.
6.750%, 10/01/37	9,880,000	13,724,592

iStar, Inc.
3.125%, 09/15/22[4]	2,055,000	2,304,325

Jefferies Group LLC
5.125%, 01/20/23	8,800,000	9,503,812

JPMorgan Chase & Co.
4.125%, 12/15/26	11,005,000	12,056,448

Lloyds Banking Group PLC (United Kingdom)
4.582%, 12/10/25	20,972,000	22,714,838

Marsh & McLennan Cos., Inc.
5.875%, 08/01/33	8,295,000	10,816,551

MBIA Insurance Corp.
13.261%, 01/15/33[1,3]	525,000	359,260

Morgan Stanley
3.950%, 04/23/27	17,265,000	18,523,729
GMTN, 4.350%, 09/08/26	5,000,000	5,469,419
MTN, 6.250%, 08/09/26	11,000,000	13,398,361

National Life Insurance Co.
10.500%, 09/15/39[1]	5,000,000	8,252,107

Navient Corp.
5.500%, 01/25/23	14,070,000	15,019,725

Old Republic International Corp.
4.875%, 10/01/24	4,915,000	5,390,185

Quicken Loans, Inc.
5.250%, 01/15/28[1]	2,080,000	2,152,800
5.750%, 05/01/25[1]	1,815,000	1,876,256

Realty Income Corp.
5.750%, 01/15/21[2]	2,125,000	2,186,070

	Principal Amount†		Value

Royal Bank of Scotland Group PLC (United Kingdom)
6.125%, 12/15/22	$4,650,000		$5,089,945

Societe Generale, S.A. (France)
4.750%, 11/24/25[1]	11,000,000		11,923,268
5.200%, 04/15/21[1]	7,000,000		7,280,431

Springleaf Finance Corp.
8.250%, 10/01/23	8,015,000		9,337,475

Weyerhaeuser Co.
6.875%, 12/15/33	12,890,000		17,069,268

Total Financials			260,730,300

Industrials - 36.7%

America Movil SAB de CV (Mexico)
6.450%, 12/05/22	169,300,000	MXN	8,674,302

American Airlines 2016-2 Class B Pass Through Trust
4.375%, 06/15/24[1]	18,250,000		18,710,104

American Airlines 2016-3 Class B Pass Through Trust
3.750%, 10/15/25	6,631,142		6,705,870

American Airlines 2017-1B Class B Pass Through Trust
Series B
4.950%, 02/15/25	3,191,285		3,369,576

American Airlines 2017-2 Class B Pass Through Trust
Series B
3.700%, 10/15/25	2,455,946		2,482,679

APL, Ltd.
8.000%, 01/15/24	250,000		222,525

Apple, Inc.
1.800%, 05/11/20	18,480,000		18,463,415

ArcelorMittal, S.A. (Luxembourg)
6.750%, 03/01/41	11,065,000		13,180,100
7.000%, 10/15/39	6,604,000		8,049,795

AT&T, Inc.
3.400%, 05/15/25	13,530,000		14,169,596
4.300%, 02/15/30	14,685,000		16,317,840

Booking Holdings, Inc.
0.900%, 09/15/21[2,4]	10,970,000		12,641,548

CenturyLink, Inc.
Series S
6.450%, 06/15/21	5,900,000		6,175,825

Chesapeake Energy Corp.
5.500%, 09/15/26[4]	3,580,000		1,705,455
8.000%, 06/15/27[2]	965,000		598,300

Continental Airlines, Inc. 2000-1 Class A-1
Pass Through Trust
Series 00A1
8.048%, 11/01/20	14,509		14,785

The accompanying notes are an integral part of these financial statements.

AMG Managers Loomis Sayles Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount†	Value

Industrials - 36.7% (continued)

Continental Airlines, Inc. 2007-1 Class A
Pass Through Trust
Series 071A
5.983%, 04/19/22	$11,737,143	$12,347,118

Continental Airlines, Inc. 2007-1 Class B
Pass Through Trust
Series 071B
6.903%, 04/19/22	738,367	777,217

Continental Resources, Inc.
3.800%, 06/01/24	2,025,000	2,094,432
4.500%, 04/15/23	385,000	402,265

Corning, Inc.
6.850%, 03/01/29	9,142,000	11,393,618

Cox Communications, Inc.
4.800%, 02/01/35[1]	3,369,000	3,732,021

Cummins, Inc.
5.650%, 03/01/98	6,460,000	8,183,572

Dell International LLC / EMC Corp.
6.020%, 06/15/26[1]	3,270,000	3,764,424
8.100%, 07/15/36[1]	3,110,000	4,089,457
8.350%, 07/15/46[1]	2,990,000	4,120,032

Delta Air Lines, Inc.
Series 071B
8.021%, 08/10/22	2,481,495	2,714,409

Dillard’s, Inc.
7.000%, 12/01/28	225,000	250,119

Embraer Netherlands Finance BV (Netherlands)
5.400%, 02/01/27	2,325,000	2,616,811

Enable Midstream Partners, LP
5.000%, 05/15/44	2,725,000	2,501,370

Enbridge Energy Partners, LP
7.375%, 10/15/45	1,870,000	2,793,723

Energy Transfer Partners, LP/Regency
Energy Finance Corp.
4.500%, 11/01/23	700,000	741,688

EnLink Midstream Partners, LP
4.150%, 06/01/25	6,145,000	5,776,300

Enterprise Products Operating LLC
4.050%, 02/15/22	2,219,000	2,311,280

ERAC USA Finance LLC
7.000%, 10/15/37[1]	12,000,000	16,975,457

Ford Motor Co.
6.375%, 02/01/29	1,990,000	2,145,072

Ford Motor Credit Co. LLC, GMTN
4.389%, 01/08/26	28,075,000	28,535,065

General Motors Co.
5.200%, 04/01/45	2,760,000	2,787,606

General Motors Financial Co., Inc.
5.250%, 03/01/26	9,680,000	10,735,321

	Principal Amount†	Value

Georgia-Pacific LLC
5.400%, 11/01/20[1]	$5,175,000	$5,318,650

HCA, Inc.
4.500%, 02/15/27	3,040,000	3,278,612
7.500%, 11/06/33	75,000	94,500

Hewlett Packard Enterprise Co.
6.350%, 10/15/45	2,243,000	2,700,870

International Business Machines Corp.
1.625%, 05/15/20	5,980,000	5,978,069

Kinder Morgan Energy Partners, LP
3.500%, 09/01/23	6,685,000	6,928,306
4.150%, 03/01/22	5,620,000	5,829,370
5.800%, 03/01/21	4,320,000	4,497,224

KLA Corp.
5.650%, 11/01/34	4,590,000	5,501,721

Marks & Spencer PLC (United Kingdom)
7.125%, 12/01/37[1]	4,725,000	5,337,284

Masco Corp.
6.500%, 08/15/32	254,000	311,838
7.750%, 08/01/29	499,000	647,624

Noble Energy, Inc.
3.900%, 11/15/24	3,670,000	3,879,707

Nuance Communications, Inc.
1.000%, 12/15/35[4]	2,140,000	2,152,035
1.250%, 04/01/25[4]	1,585,000	1,760,622
1.500%, 11/01/35[4]	50,000	52,697

ONEOK Partners, LP
4.900%, 03/15/25	13,736,000	15,129,173
6.200%, 09/15/43	245,000	310,275

Owens Corning
7.000%, 12/01/36	2,715,000	3,382,514

PulteGroup, Inc.
6.000%, 02/15/35	8,860,000	9,878,900
6.375%, 05/15/33	5,135,000	5,995,112

Qwest Corp.
7.250%, 09/15/25[2]	990,000	1,139,046

Reliance Holding USA, Inc.
5.400%, 02/14/22[1]	3,250,000	3,439,410

Samsung Electronics Co., Ltd. (South Korea)
7.700%, 10/01/27[1]	1,760,000	2,020,026

Sealed Air Corp.
5.500%, 09/15/25[1]	1,580,000	1,738,000

SM Energy Co.
6.625%, 01/15/27[2]	2,155,000	2,118,052

Telecom Italia Capital, S.A. (Luxembourg)
6.000%, 09/30/34	4,665,000	5,003,212
6.375%, 11/15/33	3,530,000	3,918,300

Telefonica Emisiones SAU (Spain)
4.570%, 04/27/23	900,000	968,529

Time Warner Cable LLC
5.500%, 09/01/41[2]	805,000	899,271

The accompanying notes are an integral part of these financial statements.

AMG Managers Loomis Sayles Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount†	Value

Industrials - 36.7% (continued)

The Toro Co.
6.625%, 05/01/37	$6,810,000	$8,741,348

Transcontinental Gas Pipe Line Co. LLC
7.850%, 02/01/26	15,140,000	19,242,318

UAL 2007-1 Pass Through Trust
Series 071A
6.636%, 07/02/22	7,845,901	8,330,935

United Airlines 2016-2 Class B
Pass Through Trust
Series 16-2
3.650%, 10/07/25	1,949,111	1,967,818

United States Steel Corp.
6.650%, 06/01/37[2]	3,120,000	2,527,200

US Airways 2011-1 Class A Pass Through
Series A
7.125%, 10/22/23	1,893,105	2,126,166

Vale Overseas, Ltd. (Brazil)
6.875%, 11/21/36	1,759,000	2,286,700

Verizon Communications, Inc.
3.500%, 11/01/24	27,900,000	29,587,163

WestRock MWV LLC
7.550%, 03/01/47	970,000	1,334,639

Total Industrials		449,623,328

Utilities - 2.3%

DCP Midstream Operating, LP
6.450%, 11/03/36[1]	870,000	913,500

Empresa Nacional de Electricidad S.A.
(Cayman Islands)
7.875%, 02/01/27	2,900,000	3,369,324

Enel Finance International, N.V. (Netherlands)
6.000%, 10/07/39[1]	11,152,000	14,051,783

Enterprise Products Operating LLC
3.900%, 02/15/24	6,400,000	6,791,527

Tenaga Nasional Bhd (Malaysia)
7.500%, 11/01/25[1]	2,000,000	2,465,612

Total Utilities		27,591,746

Total Corporate Bonds and Notes (Cost $648,747,456)		737,945,374

Asset-Backed Security - 0.7%

FAN Engine Securitization, Ltd. (Ireland)
Series 2013-1A, Class 1A
4.625%, 10/15/43[1]	8,351,435	8,351,200

Total Asset-Backed Security (Cost $8,261,888)		8,351,200

Mortgage-Backed Securities - 0.0%#

Commercial Mortgage Trust
Series 2014-UBS4, Class A2
2.963%, 08/10/47	91,095	91,395

	Principal Amount†		Value

WFRBS Commercial Mortgage Trust
Series 2011-C3, Class D
5.683%, 03/15/44[1,3]	$435,000		$332,460

Total Mortgage-Backed Securities (Cost $491,696)			423,855

Municipal Bonds - 1.2%

Illinois State
5.100%, 06/01/33	1,070,000		1,153,492

Michigan Tobacco Settlement Finance Authority
7.309%, 06/01/46	1,950,000		2,018,270

Virginia Tobacco Settlement Financing Corp.
6.706%, 06/01/46	11,510,000		11,085,856

Total Municipal Bonds (Cost $13,925,387)			14,257,618

U.S. Government and Agency Obligations - 17.4%

Fannie Mae - 0.1%

FNMA,
3.000%, 07/01/27	1,111,176		1,140,349
6.000%, 07/01/29	782		876

Total Fannie Mae			1,141,225

Freddie Mac - 0.0%#

FHLMC Gold,
5.000%, 12/01/31	14,760		15,887

U.S. Treasury Obligations - 17.3%

U.S. Treasury Bonds,
1.500%, 09/30/21 to 11/30/21[2]	187,710,000		187,442,232
3.000%, 08/15/48[2]	21,295,000		24,044,218

Total U.S. Treasury Obligations			211,486,450

Total U.S. Government and Agency Obligations (Cost $208,136,317)			212,643,562

Foreign Government Obligations - 4.7%

Brazilian Government International Bonds
8.500%, 01/05/24	6,650,000	BRL	1,768,837
10.250%, 01/10/28	5,750,000	BRL	1,681,032

Canadian When Issued Government Bond
Series 0001
0.750%, 09/01/20	15,225,000	CAD	11,646,296

European Investment Bank Bonds
0.000%, 03/10/21[5]	5,000,000	AUD	3,452,441

Mexican Bonos
Series M
8.000%, 12/07/23	122,500,000	MXN	6,748,368

Mexican Bonos Bonds
Series M 7.750%, 05/29/31	49,000,000	MXN	2,764,551
Series M 20 10.000%, 12/05/24	461,500,000	MXN	27,703,181

Norway Government Bonds
Series 474
3.750%, 05/25/21[1]	13,210,000	NOK	1,554,780

Total Foreign Government Obligations (Cost $79,185,683)			57,319,486

The accompanying notes are an integral part of these financial statements.

AMG Managers Loomis Sayles Bond Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Common Stocks - 2.2%

Communication Services - 1.0%

AT&T, Inc.	314,704	$12,298,633

Health Care - 0.5%

Bristol-Myers Squibb Co.	91,569	5,877,814

Information Technology - 0.7%

Corning, Inc. [2]	281,220	8,186,314

Total Common Stocks (Cost $21,594,608)		26,362,761

Preferred Stocks - 1.0%

Financials - 1.0%

Bank of America Corp., 7.25% [2,4]	7,808	11,313,792

Navient Corp., 6.00%	41,250	990,412

Total Financials		12,304,204

Utilities - 0.0%#

Wisconsin Electric Power Co., 3.60%	3,946	355,140

Total Preferred Stocks (Cost $8,303,212)		12,659,344

	Principal Amount
Short-Term Investments - 13.3%

Joint Repurchase Agreements - 1.4%[6]

Cantor Fitzgerald Securities, Inc., dated 12/31/19, due 01/02/20, 1.580% total to be received $4,035,140 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 8.500%, 01/25/20 - 10/15/60, totaling $4,115,482)	$4,034,786	4,034,786

Citadel Securities LLC, dated 12/31/19, due 01/02/20, 1.600% total to be received $2,688,592 (collateralized by various U.S. Treasuries, 0.000% - 8.500%, 01/15/20 - 11/15/48, totaling $2,742,364)	2,688,353	2,688,353

Citigroup Global Markets, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $4,035,138 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 02/13/20 - 09/20/69, totaling $4,115,482)	4,034,786	4,034,786

	Principal Amount	Value

RBC Dominion Securities, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $4,035,138 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 06/30/21 - 12/01/49, totaling $4,115,482)	$4,034,786	$4,034,786

State of Wisconsin Investment Board, dated 12/31/19, due 01/02/20, 1.750% total to be received $2,195,331 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 04/15/21 - 02/15/47, totaling $2,239,081)	2,195,118	2,195,118

Total Joint Repurchase Agreements		16,987,829

U.S. Government Obligations - 10.4%

U.S. Treasury Bills, 0.257%, 01/23/20[2,7]	24,915,000	24,883,909

U.S. Treasury Bills, 0.448%, 01/30/20[7]	5,000,000	4,993,632

U.S. Treasury Bills, 0.584%, 02/27/20[7]	59,265,000	59,093,092

U.S. Treasury Bills, 0.796%, 04/02/20[2,7]	18,670,000	18,598,030

U.S. Treasury Bills, 0.867%, 04/09/20[2,7]	20,000,000	19,916,958

Total U.S. Government Obligations		127,485,621

	Shares
Other Investment Companies - 1.5%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.51%[8]	6,104,693	6,104,693

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.55%[8]	6,104,693	6,104,693

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.53%[8]	6,289,685	6,289,685

Total Other Investment Companies		18,499,071

Total Short-Term Investments (Cost $162,962,129)		162,972,521

Total Investments - 100.8% (Cost $1,151,608,376)		1,232,935,721

Other Assets, less Liabilities - (0.8)%		(9,202,459)

Net Assets - 100.0%		$1,223,733,262

†	Principal amount stated in U.S. dollars unless otherwise stated.

#	Less than 0.05%.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2019, the value of these securities amounted to $133,936,968 or 10.9% of net assets.

[2]

Some of these securities, amounting to $180,616,082 or 14.8% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations and U.S. Government Agency Obligations. See Note 4 of Notes to Financial Statements.

[3]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]

Convertible Security. A corporate bond or preferred stock, usually a junior debenture, that can be converted, at the option of the holder, for a specific number of shares of the company’s preferred stock or common stock. The market value of convertible bonds and convertible preferred stocks at December 31, 2019, amounted to $31,930,474 or 2.6% of net assets.

The accompanying notes are an integral part of these financial statements.

AMG Managers Loomis Sayles Bond Fund Schedule of Portfolio Investments (continued)

[5]	Zero Coupon Bond.

[6]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[7]	Represents yield to maturity at December 31, 2019.

[8]	Yield shown represents the December 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

FHLMC	Freddie Mac
FNMA	Fannie Mae
GMTN	Global Medium-Term Notes
LIBOR	London Interbank Offered Rate
MTN	Medium-Term Note

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
MXN	Mexican Peso
NOK	Norwegian Krone

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Corporate Bonds and Notes†	—	$737,945,374	—	$737,945,374

Asset-Backed Security	—	8,351,200	—	8,351,200

Mortgage-Backed Securities	—	423,855	—	423,855

Municipal Bonds	—	14,257,618	—	14,257,618

U.S. Government and Agency Obligations†	—	212,643,562	—	212,643,562

Foreign Government Obligations	—	57,319,486	—	57,319,486

Common Stocks††	$26,362,761	—	—	26,362,761

Preferred Stocks††	12,659,344	—	—	12,659,344

Short-Term Investments

Joint Repurchase Agreements	—	16,987,829	—	16,987,829

U.S. Government Obligations	—	127,485,621	—	127,485,621

Other Investment Companies	18,499,071	—	—	18,499,071

Total Investments in Securities	$57,521,176	$1,175,414,545	—	$1,232,935,721

†

All corporate bonds and notes and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

††

All common stocks and preferred stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks and preferred stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG Managers Loomis Sayles Bond Fund Schedule of Portfolio Investments (continued)

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at December 31, 2019:

Asset-Backed Securities

Balance as of December 31, 2018	$11,579,866

Accrued discounts (premiums)	(953)

Realized gain (loss)	(65,955)

Change in unrealized appreciation/depreciation	425,049

Purchases	—

Sales	—

Paydowns	(11,938,007)

Transfers in to Level 3	—

Transfers out of Level 3	—

Balance as of December 31, 2019	—
—
Net change in unrealized appreciation/depreciation on investments still held at December 31, 2019	—

The country allocation in the Schedule of Portfolio Investments at December 31, 2019, was as follows:

Country	% of Long-Term Investments

Brazil	0.5

Canada	1.1

Cayman Islands	0.3

France	1.8

Ireland	0.8

Luxembourg	3.1

Malaysia	0.2

Mexico	4.3

Netherlands	2.7

Norway	0.2

South Korea	0.2

Spain	1.9

United Kingdom	3.1

United States	79.8

100.0

The accompanying notes are an integral part of these financial statements.

AMG Managers Global Income Opportunity Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG Managers Global Income Opportunity Fund (Class N shares) (the “Fund”) returned 7.67% during the year ended December 31, 2019, compared with the 6.84% return for the Bloomberg Barclays Global Aggregate Bond Index.

Allocation to select corporate credit sectors and issuers, including high yield bonds, were the main contributor to performance over the past 12 months. Despite the slowdown in global growth and weaker corporate profits, investment grade credit spreads tightened and significantly outperformed duration-matched global treasuries. In response to the weaker economic growth backdrop, major central banks adopted more accommodative monetary policies.

Choices in the banking sector positively contributed to overall performance. Favored U.K. and European banks were among the top credit picks. We remain focused on well-diversified institutions with excellent liquidity, high quality assets, and healthy balance sheets. Issuer selections in the electric utility space added value, particularly in European names. Underweight positioning in Eurozone treasuries and Agency MBS sectors did hold back performance somewhat.

Duration and yield curve positioning was a source of positive excess returns. Curve positioning in the 5-and 10-year part of the U.S. dollar-pay curves proved most beneficial. The allocation of duration into select emerging markets such as Mexico and Colombia also proved beneficial. Although a small exposure to duration, our small overweight to South African rand contributed positively to overall yield curve performance.

Overall currency allocation was a drag on results. Overweight positions in the Japanese yen and euro and an underweight position in the Chilean peso represent the main detractors. On the other hand, overweight allocations in the Canadian dollar and Australian dollar were moderate contributors to relative performance.

The Fund uses currency forwards in order to gain exposure to select currencies without investing in the underlying bond market or to hedge certain currency positions based on our strategic view during a certain period.

The portfolio’s currency forward positions detracted from relative performance by roughly 165 bps over the past 12 months, largely due to layering in FX forwards to gain exposure to the euro in order to risk control the portfolio’s EUR relative position versus benchmark. The hedging costs to hedge Mexican peso exposure detracted as well, as we were comfortable with the local Mexican bond market although we were cautious on the currency volatility due to ongoing slowing global growth and geopolitical uncertainties. Although the Mexican Peso rallied into year end to finish the year as the best performing Latin America EM currency, risks remain elevated due to erratic policy decisions by President Lopez Obrador . In addition, FX forwards used to hedge the portfolio’s underweight to JPY hurt relative performance as the risk sentiment improved.

LOOKING FORWARD

We believe the U.S. will exit the manufacturing slowdown without dipping into recession. The three FOMC (Federal Open Market Committee) rate cuts will provide support to an economy that has been hampered by trade conflict, slumping exports, and a build-up in inventories. Global Purchasing Manager Indicies (PMIs) have been improving and we are seeing green shoots in other survey-based economic indicators, but we need to see more evidence for stabilization in hard data.

Credit spreads are tight, but should continue to receive support. Improvement in economic data and the U.S. Federal Reserve (the Fed) remaining relaxed and accommodative in a low growth, low inflation environment should enable credit spreads to stay well contained. Higher wages and employment costs are pressuring profit margins, but top-line revenue growth has been respectable.

We expect the U.S. dollar to stay in a relatively tight band in the near term, which should help emerging market currencies and risk assets in general. While there has been some recent weakness in the dollar, there hasn’t been a substantial breakout in either direction. We are watching for more convincing evidence that economic activity is accelerating at a faster pace outside the U.S., which would apply greater downward pressure on the dollar.

Stability in economic growth should lead to better profit growth in 2020, albeit in the low single-digit range. We expect S&P 500® Index profits to grow around 5% in 2020, up from low single digits in 2019. A profits recession—with profits down 10% or more—would substantially increase recession risks, but that is not our base case.

We do not expect further escalation in the trade conflict between the U.S. and China. The phase one trade agreement is an important step in the right direction and a key support to risk appetite. The deal could deliver upside surprise if it is more comprehensive than expected, but the general truce has been enough to keep risk assets moving in a positive direction.

This commentary reflects the viewpoints of Loomis, Sayles & Company and is not intended as a forecast or guarantee of future results.

AMG Managers Global Income Opportunity Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Global Income Opportunity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Global Income Opportunity Fund’s Class N shares on December 31, 2009, to a $10,000 investment made in the Bloomberg Barclays Global Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Global Income Opportunity Fund and the Bloomberg Barclays Global Aggregate Bond Index for the same time periods ended December 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years

AMG Managers Global Income Opportunity Fund[2,3,4,5,6,7]
Class N	7.67%	2.31%	3.28%
Bloomberg Barclays Global Aggregate Bond Index[8]	6.84%	2.31%	2.48%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars($).

[2]	From time to time the Fund’s advisor has waived it’s fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[4]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[5]  High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[6]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[7]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local government attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[8]  The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. Unlike the Fund, the Bloomberg Barclays Global Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices.

AMG Managers Global Income Opportunity Fund Portfolio Manager’s Comments (continued)

Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to	be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.	Not FDIC insured, nor bank guaranteed. May lose value

AMG Managers Global Income Opportunity Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Corporate Bonds and Notes	44.2

Foreign Government Obligations	34.0

U.S. Government and Agency Obligations	19.0

Short-Term Investments	2.5

Other Assets Less Liabilities	0.3

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	19.6

Aaa/AAA	7.0

Aa/AA	8.4

A	30.8

Baa/BBB	29.0

Ba/BB	4.7

B	0.3

Caa/CCC & lower	0.2

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

U.S. Treasury Notes, 1.625%, 08/15/29	6.2

U.S. Treasury Notes, 3.125%, 11/15/28	4.0

FNMA, 3.500%, 07/01/49	3.8

French Republic Government Bond OAT, 4.250%, 10/25/23 (France)	2.8

Indonesia Government International Bonds, 4.750%, 01/08/26 (Indonesia)	2.3

Energy Transfer Partners, LP, 4.050%, 03/15/25	2.3

Enel Finance International NV, 4.625%, 09/14/25 (Netherlands)	2.3

Alfa, SAB de CV, 5.250%, 03/25/24 (Mexico)	2.2

Lloyds Banking Group PLC, 4.500%, 11/04/24 (United Kingdom)	2.2

Barclays PLC, 3.650%, 03/16/25 (United Kingdom)	2.2

Top Ten as a Group	30.3

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Global Income Opportunity Fund Schedule of Portfolio Investments December 31, 2019

	Principal Amount†		Value

Corporate Bonds and Notes - 44.2%

Financials - 15.0%

American Homes 4 Rent LP
4.900%, 02/15/29	$25,000		$28,002

Bank of America Corp.
Series MTN
4.200%, 08/26/24	130,000		139,596

Barclays PLC (United Kingdom)
3.650%, 03/16/25	200,000		208,175

Brookfield Finance, Inc. (Canada)
4.850%, 03/29/29	25,000		28,628

Citigroup, Inc.
4.400%, 06/10/25	75,000		81,532

Goodman Australia Industrial Fund Bond Issuer Pty, Ltd. (Australia)
3.400%, 09/30/26[1]	60,000		60,842

HSBC Holdings PLC (United Kingdom)
Series EMTN
5.750%, 12/20/27	55,000	GBP	89,221

JPMorgan Chase & Co.
3.875%, 02/01/24	25,000		26,685
3.900%, 07/15/25	50,000		54,004
Series X, (3 month LIBOR + 3.330%), 6.100%, 04/01/68[2,3]	65,000		70,934

Lloyds Banking Group PLC (United Kingdom)
4.500%, 11/04/24	200,000		213,913

Mid-America Apartments, LP
4.200%, 06/15/28	95,000		104,825

Old Republic International Corp.
4.875%, 10/01/24	100,000		109,668

Royal Bank of Canada, GMTN (Canada)
2.250%, 11/01/24	50,000		50,212

Santander Holdings USA, Inc.
2.650%, 04/17/20	110,000		110,125

Ventas Realty, LP
3.100%, 01/15/23	70,000		71,652

Total Financials			1,448,014

Industrials - 22.9%

Air Canada 2017-1 Class AA Pass Through Trust (Canada)
3.300%, 01/15/30[1]	47,440		48,359

Alfa, SAB de CV (Mexico)
5.250%, 03/25/24[1]	200,000		216,002

Anheuser-Busch InBev Worldwide, Inc.
4.750%, 01/23/29	45,000		52,163

BMW US Capital LLC
3.150%, 04/18/24[1]	25,000		25,862

Broadcom Inc.
4.250%, 04/15/26[1]	25,000		26,554

	Principal Amount†	Value

Burlington Northern Santa Fe LLC
4.050%, 06/15/48	$65,000	$73,719

Covanta Holding Corp.
5.875%, 07/01/25	30,000	31,650

CSX Corp.
3.800%, 03/01/28	70,000	76,396

CVS Health Corp.
4.100%, 03/25/25	50,000	53,683
4.300%, 03/25/28	25,000	27,311

Delta Air Lines 2015-1 Class B Pass
Through Trust
Series 15-1
4.250%, 07/30/23	51,335	53,477

Embraer Netherlands Finance BV (Netherlands)
5.050%, 06/15/25	70,000	76,738

Enbridge, Inc. (Canada)
2.900%, 07/15/22	25,000	25,469

Energy Transfer Partners, LP
4.050%, 03/15/25	210,000	220,790

General Motors Financial Co., Inc.
4.000%, 01/15/25	120,000	126,147

Hyundai Capital America
2.750%, 09/27/26[1,4]	85,000	82,583

Intel Corp.
3.700%, 07/29/25	100,000	108,172

Kinder Morgan Energy Partners, LP
4.250%, 09/01/24	110,000	117,817

KT Corp. (South Korea)
2.500%, 07/18/26[1]	200,000	196,114

Latam Airlines 2015-1 Pass Through
Trust A (Chile)
4.200%, 11/15/27	42,938	44,215

Nissan Motor Acceptance Corp.
3.650%, 09/21/21[1]	60,000	61,251

Petrobras Global Finance BV (Netherlands)
5.999%, 01/27/28	15,000	17,116

Southern Copper Corp. (Peru)
3.875%, 04/23/25	130,000	136,436

Toyota Motor Credit Corp. MTN
2.650%, 04/12/22	35,000	35,625

Videotron, Ltd. (Canada)
5.125%, 04/15/27[1]	30,000	32,100

Weibo Corp. (China)
3.500%, 07/05/24	200,000	203,351

Whiting Petroleum Corp.
6.250%, 04/01/23[4]	40,000	33,500
6.625%, 01/15/26[4]	10,000	6,815

Total Industrials		2,209,415

The accompanying notes are an integral part of these financial statements.

AMG Managers Global Income Opportunity Fund Schedule of Portfolio Investments (continued)

	Principal Amount†		Value

Utilities - 6.3%

CenterPoint Energy, Inc.
3.850%, 02/01/24	$30,000		$31,648

Duke Energy Corp.
3.150%, 08/15/27	70,000		72,141

Emgesa, S.A. ESP (Colombia)
8.750%, 01/25/21[1]	320,000,000	COP	100,267

Enel Chile, S.A. (Chile)
4.875%, 06/12/28	20,000		22,100

Enel Finance International NV (Netherlands)
1.375%, 06/01/26	100,000	EUR	119,036
4.625%, 09/14/25[1]	200,000		218,257

Virginia Electric & Power Co.
Series A
3.800%, 04/01/28	40,000		43,527

Total Utilities			606,976

Total Corporate Bonds and Notes
(Cost $4,113,994)			4,264,405

U.S. Government and Agency Obligations - 19.0%

Fannie Mae - 3.8%

FNMA,
3.500%, 07/01/49	352,286		362,116

U.S. Treasury Obligations - 15.2%

U.S. Treasury Bonds,
2.875%, 05/15/49	85,000		93,941

U.S. Treasury Notes,
1.625%, 08/15/29	615,000		599,601
1.750%, 11/15/29	145,000		142,927
1.875%, 03/31/22	190,000		191,210
2.875%, 10/15/21	45,000		46,009
3.125%, 11/15/28[5]	355,000		390,597

Total U.S. Treasury Obligations			1,464,285

Total U.S. Government and Agency Obligations (Cost $1,809,895)			1,826,401

Foreign Government Obligations - 34.0%

Argentine Republic Government International Bond
7.125%, 06/28/17	45,000		22,635

Australia Government Bond
Series 133
5.500%, 04/21/23	75,000	AUD	60,403

Brazil Notas Do Tesouro Nacional
10.000%, 01/01/21	460,000	BRL	120,216
10.000%, 01/01/27	165,000	BRL	48,375

Bundesrepublik Deutschland Bundesanleihe
0.500%, 08/15/27	20,000	EUR	23,851

Colombian TES
Series B
6.250%, 11/26/25	189,000,000	COP	59,163

	Principal Amount†		Value

Dominican Republic International, Bonds
8.625%, 04/20/27[1]	$100,000		$121,375

Export Development Canada
1.800%, 09/01/22	55,000	CAD	42,313

French Republic Government Bond OAT
1.750%, 11/25/24	20,000	EUR	24,759
4.250%, 10/25/23	205,000	EUR	271,852

Hellenic Republic Government Bond
3.750%, 01/30/28	45,000	EUR	59,644

Indonesia Government International Bonds
4.750%, 01/08/26[1]	200,000		222,141

Indonesia Treasury Bond
Series FR78
8.250%, 05/15/29	380,000,000	IDR	29,517

Italy Buoni Poliennali Del Tesoro
2.000%, 02/01/28	115,000	EUR	137,807
5.000%, 03/01/22	90,000	EUR	111,835

Japan Government Thirty Year Bond
Series 62
0.500%, 03/20/49	21,900,000	JPY	205,983

Korea Treasury Bond
Series 2209
2.000%, 09/10/22	189,070,000	KRW	165,860

Mexican Bonos
Series M 5.750%, 03/05/26	3,630,000	MXN	181,889
Series M 6.500%, 06/10/21	850,000	MXN	44,781
Series M 8.000%, 12/07/23	1,600,000	MXN	88,142

New South Wales Treasury Corp., Bonds
Series 22
6.000%, 03/01/22	150,000	AUD	116,242

Norway Government Bonds
Series 474
3.750%, 05/25/21[1]	485,000	NOK	57,083

South Africa Government Bond
Series R213
7.000%, 02/28/31	2,680,000	ZAR	161,877

Spain Government Bond
Series 30Y
2.700%, 10/31/48[1]	60,000	EUR	89,112

Spain Government Bonds
1.600%, 04/30/25[1]	95,000	EUR	115,601
4.400%, 10/31/23[1]	105,000	EUR	138,421

Thailand Government Bonds
2.125%, 12/17/26	5,000,000	THB	175,164

Turkey Government Bond
12.400%, 03/08/28	300,000	TRY	51,815

United Kingdom Gilt
1.500%, 07/22/26	130,000	GBP	181,746
2.750%, 09/07/24	100,000	GBP	145,519

Total Foreign Government Obligations (Cost $3,269,642)			3,275,121

The accompanying notes are an integral part of these financial statements.

AMG Managers Global Income Opportunity Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Short-Term Investments - 2.5%

Joint Repurchase Agreements - 1.3%[6]

RBC Dominion Securities, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $126,384 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 06/30/21 - 12/01/49, totaling $128,900)	$126,373	$126,373

	Shares

Other Investment Companies - 1.2%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.51%[7]	38,219	38,219

Shares		Value

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.55%[7]	38,219	$38,219

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.53%[7]	39,377	39,377

Total Other Investment Companies		115,815

Total Short-Term Investments
(Cost $242,188)		242,188

Total Investments - 99.7%
(Cost $9,435,719)		9,608,115

Other Assets, less Liabilities - 0.3%		29,726

Net Assets - 100.0%		$9,637,841

†	Principal amount stated in U.S. dollars unless otherwise stated.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2019, the value of these securities amounted to $1,811,924 or 18.8% of net assets.

[2]	Perpetuity Bond. The date shown is the final call date.

[3]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]	Some of these securities, amounting to $121,669 or 1.3% of net assets, were out on loan to various borrowers and are collateralized by cash. See Note 4 of Notes to Financial Statements.

[5]	Some or all of this security is held as collateral for futures contracts. The market value of collateral at December 31, 2019, amounted to $11,003, or 0.1% of net assets.

[6]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[7]	Yield shown represents the December 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

EMTN	European Medium Term Note
FNMA	Fannie Mae
GMTN	Global Medium-Term Notes
LIBOR	London Interbank Offered Rate
MTN	Medium-Term Note

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro Dollar
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
THB	Thai Baht
TRY	Turkish Lira
ZAR	South African Rand

Open Futures Contracts

Description	Currency	Number of Contracts	Position	Expiration Date	Current Notional Amount	Value and Unrealized Gain/(Loss)

10-Year U.S. Treasury Note	USD	4	Long	03/20/20	$513,688	$(4,541)

CURRENCY ABBREVIATIONS:

USD	US Dollar

The accompanying notes are an integral part of these financial statements.

AMG Managers Global Income Opportunity Fund Schedule of Portfolio Investments (continued)

Open Forward Foreign Currency Contracts

Currency Purchased	Amount	Currency Sold	Amount	Expiration	Counterparty	Unrealized Appreciation/ Depreciation

Canadian Dollar	515,000	U.S. Dollar	389,473	03/18/20	UBS Securities	$7,232

Chinese Offshore Yuan	410,000	U.S. Dollar	58,128	03/18/20	JPMorgan	664

Euro	1,035,000	U.S. Dollar	1,152,362	03/18/20	Morgan Stanley	14,269

Japanese Yen	178,300,000	U.S. Dollar	1,652,206	03/18/20	Credit Suisse	(3,955)

Korean Won	113,000,000	U.S. Dollar	97,079	03/18/20	Merrill Lynch	823

Swedish Krona	580,000	U.S. Dollar	61,354	03/18/20	UBS Securities	802

U.S. Dollar	76,592	Australian Dollar	112,000	03/18/20	Credit Suisse	(2,156)

U.S. Dollar	80,626	Brazilian Real	345,000	03/03/20	Merrill Lynch	(4,930)

U.S. Dollar	163,671	Colombian Peso	557,710,000	03/18/20	Credit Suisse	(5,350)

Australian Dollar	140,000	Japanese Yen	10,530,870	03/18/20	BNP Paribas	1,084

U.S. Dollar	193,936	Japanese Yen	21,140,000	03/18/20	Credit Suisse	(1,487)

U.S. Dollar	288,709	Mexican Peso	5,655,000	03/18/20	UBS Securities	(6,942)

U.S. Dollar	159,324	Thai Baht	4,825,000	03/18/20	UBS Securities	(2,055)

U.S. Dollar	154,342	South African Rand	2,305,000	03/18/20	Citibank	(8,552)
Net Unrealized Appreciation/Depreciation on Forward Foreign Currency Contracts						$(10,553)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2[1]	Level 3	Total

Investments in Securities
Corporate Bonds and Notes†	—	$4,264,405	—	$4,264,405

U.S. Government and Agency Obligations†	—	1,826,401	—	1,826,401

Foreign Government Obligations	—	3,275,121	—	3,275,121

Short-Term Investments

Joint Repurchase Agreements	—	126,373	—	126,373

Other Investment Companies	$115,815	—	—	115,815

Total Investments in Securities	$115,815	$9,492,300	—	$9,608,115

Financial Derivative Instruments - Assets

Foreign Currency Exchange Contracts	—	$24,874	—	$24,874

Financial Derivative Instruments - Liabilities

Foreign Currency Exchange Contracts	—	(35,427)	—	(35,427)

Interest Rate Futures Contracts	$(4,541)	—	—	(4,541)

Total Financial Derivative Instruments	$(4,541)	$(10,553)	—	$(15,094)

†

All corporate bonds and notes and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG Managers Global Income Opportunity Fund Schedule of Portfolio Investments (continued)

The following schedule shows the value of derivative instruments at December 31, 2019.

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency contracts	$24,874	Unrealized depreciation on foreign currency contracts	$35,427

Interest rate contracts	Receivable for variation margin	—	Payable for variation margin[1]	438

	Totals	$24,874		$35,865

For the fiscal year ended December 31, 2019, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain/loss and unrealized appreciation/depreciation on derivatives recognized in income was as follows:

	Realized Gain/Loss		Change in Unrealized Appreciation/Depreciation

Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/Loss	Statement of Operations Location	Change in Unrealized Appreciation/ Depreciation
Foreign currency exchange contracts	Net realized loss on forward contracts	$(74,094)	Net change in unrealized appreciation/ depreciation on forward contracts	$(77,587)

Interest rate contracts	Net realized gain on futures contracts	21,788	Net change in unrealized appreciation/ depreciation on futures contracts	(4,541)

	Totals	$(52,306)		$(82,128)

[1]	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative depreciation of $(4,541).

The country allocation in the Schedule of Portfolio Investments at December 31, 2019, was as follows:

Country	% of Long-Term Investments

Argentina	0.2

Australia	2.5

Brazil	1.8

Canada	2.4

Chile	0.7

China	2.2

Colombia	1.7

Dominican Republic	1.3

France	3.2

Germany	0.3

Greece	0.6

Indonesia	2.7

Italy	2.7

Japan	2.2

Country	% of Long-Term Investments

Mexico	5.7

Netherlands	4.6

Norway	0.6

Peru	1.5

South Africa	1.7

South Korea	3.9

Spain	3.7

Thailand	1.9

Turkey	0.5

United Kingdom	8.9

United States	42.5

100.0

The accompanying notes are an integral part of these financial statements.

AMG Managers Special Equity Fund Portfolio Manager’s Comments (unaudited)

For the fiscal year ended December 31, 2019, the AMG Managers Special Equity Fund (Class N shares) (the “Fund”) returned 25.7%, compared to the 28.5% return for the Russell 2000® Growth Index.

FEDERATED MDT LLC

2019 was a strong year for the market and the first quarter alone nearly offset the disastrous fourth quarter of 2018. For the full year, the Russell 2000® Growth Index, the benchmark for the MDTA sleeve of the Fund, returned 28.48%. While the MDTA sleeve had strong returns, its return of 20.11% trailed the benchmark substantially.

It was a year of dislocation when the market did not trade according to the historical norms on which MDTA bases its models. Most notably, in both the first and fourth quarters the market seemed to prefer lower cash flow companies to higher cash flow companies, and it seemed to prefer companies that needed more external financing (equity or debt offerings) to those that didn’t. Long term, our research shows that companies with weaker financial characteristics such as these do not outperform, so we avoid most of the companies with these characteristics and we weren’t in the sweet spot of the market in the first and last quarters. As a systematic manager, there are years like this when our models do not do well. We stay focused on what we do, because over the long run the market returns to its usual patterns and we can offset losses.

Notwithstanding the market environment, MDTA continued to follow its disciplined investment process in 2019. The MDTA sleeve did benefit from the stronger risk controls that have been added to the strategy over the last decade to make it more robust to changes in the market environment. The sleeve is now much better diversified: it is roughly sector-neutral, it is less concentrated, and it holds companies with varied fundamental and technical characteristics. Because of our tighter risk constraints, the underperformance in 2019 was less severe than it was in 2009 – another year in which we underperformed a strong bull market - and leaves us with less to offset

Stocks that contributed positively to the performance of the MDTA sleeve relative to the benchmark during the year included Array BioPharma, Inc., Loxo Oncology, Inc., and Coupa Software, Inc. Specific

Corp., and Cimpress PLC. At the end of the year, the MDTA sleeve’s sector exposures were all roughly neutral to the benchmark.

In years like this, it is important to note that MDTA’s model-based process has three important aspects that are very different from most qualitative processes. First, it is virtually impossible for us to be whip-sawed by chasing the latest “thing” or factor that happened to work last year. By using a robust investment model based on years of research, our process does not allow an emotional response that might cause one poor year to be followed by a second or even a third. Second, our process, though slow moving, is in fact dynamic. Our stock selections, driven by our factors, adjust over time if the key drivers of market returns have shifted. Third, our research approach is continuous, with each update taking into account the latest data from the market and the latest thinking in academic circles. The outcome of this continuous research is typically a new model implementation every six months, which allows the investment model to adjust well to changing environments. That is why, we think, in the long history of MDTA’s investment approach, the last time that our small cap growth product has missed its benchmark substantially was 2009, when the situation (and our model) was very different.

LORD, ABBETT & CO., LLC

PERFORMANCE SUMMARY

For the fiscal year ended December 31, 2019, Lord Abbett’s sleeve of the Fund returned 33.0%, outperforming its benchmark, the Russell 2000 Growth® Index, which returned 28.5% over the same period.

MARKET REVIEW

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index, rising 31.5% during the period, while small cap stocks, as represented by the Russell 2000® Index, were up 25.5%. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed will act appropriately to sustain economic growth. Given an uncertain market outlook and muted inflation pressures, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019, to a range of 2.00–2.25%. This was the first time that the Fed cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures.” After the October rate cut, Fed Chairman Powell signaled a likely pause on future rate cuts, resulting in the market-based probability of a fourth rate cut dipping below 25%. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve. In fact, in July, the yield on the 10-year U.S. Treasury fell to its lowest level since 2016. Bond yields continued to fall, and in August, the spread between the U.S. 10-year Treasury and the 2-year Treasury temporarily inverted. In September, a large rotation from growth into value took place and continued through November. Geopolitics also contributed to market volatility. Following a coordinated drone strike on Saudi Arabia in the third quarter, Brent crude oil prices increased 20% in one trading session. Despite the record increase, oil prices retracted their gains within weeks. Investor sentiment was buoyed in November as the market grew optimistic about the possibility of a “phase one” trade deal between the U.S. and China, which was ultimately reached in December. The agreement included structural reforms to China’s trade regime in areas such as intellectual property and agriculture as well as a commitment from China to make additional purchases of U.S. goods and services going forward. In return, the U.S. will not proceed with tariffs that were scheduled to go into effect in December on nearly $160 billion worth of Chinese goods and will cut the tariff rate imposed on September 1, 2019, on $120 billion worth of Chinese goods to 7.5%.
stocks which detracted the most from relative performance included Green Dot Corp class A shares, USANA Health Sciences, Inc., Vanda Pharmaceuticals, Inc., National General Holdings

S&P 500® posted its best January since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. Since the beginning of 2019, both the U.S. and China have imposed tariffs of roughly $550 billion and $185 billion on each country’s products, respectively. One of the more

PORTFOLIO REVIEW

The Lord Abbett Sleeve of the Fund outperformed the benchmark during the fiscal year. The leading contributor to the Sleeve’s absolute and relative performance during the period was security selection and positioning in the information technology sector. Within this sector, the Sleeve’s holdings of Coupa Software, Inc. (“Coupa”), a

AMG Managers Special Equity Fund Portfolio Manager’s Comments (continued)

provider of business spend management solutions, contributed most. Shares of Coupa appreciated rapidly as the company emerged as a leading platform for business spend management and began to enhance its business-to-business capabilities. Another contributor within this sector during the reporting period was the Sleeve’s position in Okta, Inc. (“Okta”), a provider of identity and access management solutions in the cloud. Shares of Okta rose throughout the period as the addressable market for identity and access management grew rapidly, while the company added large clients and increased billings.

Security selection within the health care sector also contributed to the Sleeve’s relative performance during the reporting period. Within this sector, the Sleeve’s holdings of Repligen Corp., a provider of bioprocessing solutions for the development of biologic drugs, contributed as the company posted its best organic growth rate in over three years with all segments contributing to its substantial growth.

The leading detractor from the Sleeve’s performance relative to the benchmark during the reporting period was security selection and positioning within the industrial sector. Within this sector, the Sleeve’s position in NV5 Global, Inc. (“NV5”), a provider of consulting services, detracted. Shares of NV5 fell as the company reported third quarter results that missed expectations as three projects were delayed. Another detractor within the sector was the Sleeve’s position in Herman Miller, Inc., a designer of interior furnishings, which reported revenue and third quarter earnings per share guidance below expectations.

Security selection in the communication services sector also detracted from the Sleeve’s performance relative to the benchmark during the reporting period. Within this sector, the Sleeve’s holdings of Eventbrite, Inc., (“Evenbrite”) an operator of a self-service online ticketing platform, detracted. Shares of Eventbrite declined precipitously as execution issues and challenges surrounding its migration of Ticketfly weighed on the company’s performance.

RANGER INVESTMENT MANAGEMENT, L.P.

In late 2018 and early 2019, we were given the rare opportunity to initiate twelve new positions into the Sleeve when the Russell 2000® Growth Index declined 29%. As a result, we entered 2019 feeling particularly excited about the Sleeve’s prospects. As we look back on the year, it’s fair to say that returns for both the market and the Sleeve exceeded our “expectations.”

The core of Ranger’s process is original research on companies that have both attractive quantitative and qualitative characteristics that serve as the foundation of our investment philosophy. When a significant market decline occurs, it affords us the opportunity from a risk/reward perspective to selectively bring quality companies into the Sleeve.

While the investment team’s cumulative tenure in the business serves as a key asset and we take advantage of our respective sector and individual company expertise, we understand clearly the risk associated “from our preconceptions.” No one individual can completely divorce themselves from the intellectual and emotional attachment that they have to their own work. This inherent natural bias is exactly why Ranger implements its proprietary risk management tools: Long Manager, Suspect List, and Earnings Quality Report. Each of these products has been enhanced over the past sixteen years to serve as institutionalized, independent prompts on individual holdings that help mitigate the risk associated with “seeing our expectations.” The tools rely on observations that make us more self-aware and ultimately better investors. Further enhancing both the core of our investment philosophy and risk management tools was the formalization of Ranger’s proprietary ESG Assessment Model. This analysis deepens our commitment to identifying the highest quality small capitalization growth companies.

Despite the litany of worries over the past decade, the small cap market, as measured by the Russell 2000® Growth index, advanced at a 13% annualized return. While concerns were ever present and must be evaluated in company selection and sector positioning, ultimately the “what is” was a growing economy and liquidity that was accommodative and plentiful. These coupled to provide a market backdrop conducive for strong returns and stock selection.

As we closed out 2019, the U.S. equity markets advanced strongly during the fourth quarter as concerns about slowing economic growth dissipated on hopes that global central bank stimulus could reaccelerate global growth in 2020. Additionally, trade tensions with China deescalated in anticipation that a trade deal will be signed in early 2020, and further tariffs avoided. Despite the slower economic data and lower corporate financial results, domestic markets enjoyed robust quarter and year-to-date returns.

One striking feature of the recent market advance is the reemergence of leadership by the small cap indices. As recently as the third quarter, the Russell

2000® Growth Index was 10% below the highs achieved in August of 2018 and lagged the S&P 500® by over 500 basis points year to date. The fourth quarter gains by the Russell 2000® Growth Index brought the index to a 52-week high and narrowed the relative underperformance versus the S&P 500® to just 300 basis points.

While trade conflicts and uncertainty seem poised to continue to weigh on global growth, policy, and animal spirits can change quickly as demonstrated this past quarter with volatility dropping to an annual low and riskier industries assuming market leadership

PORTFOLIO COMMMENTARY

The Ranger Sleeve’s increase of 30.7% outperformed the Russell 2000® Growth Index gain of 28.49% this past year. Market strength was broad this year as all sectors advanced double-digit percentages except energy. Volatility diminished as the year progressed. The VIX® (CBOE Volatility Index®) averaged 15, which is below the historic average of 19.

Factor analysis demonstrated performance leadership by low quality, high valuation factors in 2019. This factor leadership occurred during the first and fourth quarters of 2019. Despite this factor headwind, the Ranger sleeve significantly outperformed during the June and September quarters, which favored quality characteristics and led to the annual outperformance. Non-earning companies, which represented 30.4% of the index, gained 34.3%, far outpacing the 26.2% return of companies with earnings. Non-earning biotech and pharmaceutical companies, which were 12.8% of the index total and 42% of the non-earning component, increased by 46.9%. Non-earning technology companies, which were 7.6% of the index total and 25% of the non-earning component, increased by 31.3%.

High valuation factors demonstrated strong leadership. On both a trailing and forward twelve-month basis, companies with negative value P/E meaningfully outperformed the Russell 2000 Growth, returning 33.9% and 38.9%, respectively. For companies with positive earnings, the highest P/E quintile on a trailing and forward twelve-month basis outperformed, gaining 44.3% and 44.5%. The two highest price/sales quintiles outperformed, increasing 29.1% and 54.0%. Companies with

AMG Managers Special Equity Fund Portfolio Manager’s Comments (continued)

negative price/cash flow, which represented 17.6% of the index, gained 35.3%. The two highest price/cash flow quintiles outperformed, increasing 35.8% and 40.7%.

The producer durables sector was the largest outperforming sector in the Sleeve this past year. These positions gained 46.3% compared with the 30.8% increase by the index component. Four positions gained greater than 60% for the year. Technology (inclusive of Cogent Communications Holdings, Inc. which is categorized by Russell as a utility) was the second largest relative contributor to performance. These positions increased 32.5% compared with the 27.3% gain by the index component.

Healthcare was the largest underperforming sector as these positions increased 27.7% compared with the 32.4% increase by the index component. While five of these holdings gained more than 50%, declines by four of the holdings detracted from the sector’s performance. Strong gains by non-earning biotech and pharmaceutical companies, which represent 47% of the sector weight, drove the index components’ return. Materials & processing was the second largest underperforming sector as these positions increased 14.8% compared with the 33.9% return by the index component.

As the market advanced over the course of the year, we made 47 valuation-based trims or sells. Six Sleeve companies were acquired during 2019: Integrated Device Technology, Inc., WildHorse Resource Development, Corp., and MINDBODY were announced in 2018 and closed at the start of the year, while Cambrex cCorp., LegacyTexas Financial Group, Inc and Medidata Solutions, Inc. occurred and closed during the year.

LOOKING FORWARD

With the Russell 2000® Growth index advancing 28.5% for the year and near 52-week highs, some sector valuations elevated relative to historical averages, and volatility below long-term levels, we believe selectivity and caution is the best approach for investors. As outlined earlier in the letter, much of the index gains over the past year were driven by non-earning companies.

navigate fourth quarter earnings reports and initial 2020 company financial guidance. Earnings for the Russell 2000® Growth Index are estimated to decline 4.7% for 2019, which we believe is the result of an economy, both at home and around the world, that is slowing. Five consecutive months of domestic manufacturing PMIs below 50 has led to weaker corporate financial results throughout the year. Here “we are seeing what is.”

We believe market “expectations” for a quick industrial recovery coupled with the multiple expansion that drove market performance in 2019 could set up for a more volatile backdrop as we progress through the first half of 2020.

Most critically, the ongoing China-U.S. geopolitical rivalry represents both the greatest risk and opportunity for the integrated global economy. The current trade truce is incrementally better as additional tariffs are not poised to increase, which could serve to bolster corporate confidence and capital spending plans. This capital investment is particularly important as the U.S. economy is in a late-cycle phase and companies with 20%+ EPS growth are at a decade-low level.

As noted earlier in the letter, six portfolio companies were acquired during 2019. Over the past fifteen quarters, fifteen portfolio companies have been acquired. This high level of acquisitions is reflective of Ranger successfully identifying companies with superior sustained growth and high-return profiles. As we are in the latter stages of the economic cycle, with growth harder to come by, we believe small capitalization companies that continue to distinguish themselves with differentiated growth should continue to be attractive candidates for consolidation.

SMITH ASSET MANAGEMENT GROUP, L.P.

For the fiscal year ended December 31, 2019, the Smith Group sleeve of the Fund returned 16.20%. During the same period, the Russell 2000® Growth Index posted a return of 28.5%.

capital spending. The labor market was surprisingly robust given the aging expansion, while wages have been steadily climbing. This combination has helped consumers stay optimistic, making them the primary support for tepid economic results.

Smith Group’s primary focus is to find companies that can sustainably grow high quality earnings faster than expectations and that also possess reasonable valuations. Over the past year the Sleeve has not kept pace with its benchmarks as the return to companies beating earnings expectations and valuation was not rewarded. Underperformance began coincident with the sharp market sell-off of late 2018 and the subsequent plummeting of global corporate earnings forecasts for 2019. The return associated with perfect foresight on corporate earnings over the past year has been well below average. This underperformance is generally experienced in an earnings recession, and has been repeated over the past year, indicating that the markets believe corporate earnings are either already in or clearly headed for a recessionary period. The reward to unexpected growth has a large influence on the relative performance of Smith Group’s investment process.

Stock selection was unfavorable versus the Russell 2000® Growth Index. Sector and industry weighting decisions, primarily an underweight to biotechnology companies, were also a drag on relative performance. Health care stock selection accounted for the largest component of underperformance. Information technology holdings were the best absolute performers in the Fund, returning 33.3% for the year.

Among Fund holdings with a significant impact on relative portfolio returns, Atkore International Group, Inc. (“Atkore”) and Yeti Holdings, Inc. (“Yeti”) were the top performers. Atkore is an electrical equipment manufacturer with a portfolio of integrated electrical raceway solutions that deploy and protect a structure’s electrical circuitry from source to outlet. Atkore is benefiting from a ramp up in renewable energy projects and a firming pricing environment. Yeti, the manufacturer of iconic products for the outdoor and recreation market, reported earnings for the year that were 26% above expectations. The position was eventually sold from the Sleeve due to valuation concerns as the price/earnings multiple of the stock increased by over 50% over the course of 2019.

The 2019 equity market move was due in large part to the Fed reducing rates and, to a lesser extent, a recovery from the lows of late 2018. If we were to see industrial activity stimulated by rate cuts coupled with clarity on current trade disputes, then small cap companies could benefit disproportionately from this environment. However, in the near term we need to

2019 ended in spectacular fashion as a strong final quarter capped off an annual return for U.S. small cap stock indices that ranks in the top 20% historically. The investor mood today is 180 degrees from the extreme pessimism of a year ago. With little earnings growth during 2019, the surge in market performance was almost wholly due to an increase in valuations. The U.S. economy in 2019 was surprisingly resilient considering the multitude of headwinds. Trade tensions and a global slowdown hurt business confidence, which in turn slowed

The largest detractors in the Sleeve were pharmaceutical companies Assertio Therapeutics, Inc. (“Assertio”) and Akorn, Inc. (“Akorn”). Assertio is a specialty pharmaceutical company focused on

AMG Managers Special Equity Fund Portfolio Manager’s Comments (continued)

pain and other central nervous system conditions. The company is expanding beyond its current neurology portfolio but uncertainty around the timing of FDA approval of a key pipeline drug led to a significant sell-off in the shares of the company. Akorn develops generic and branded prescription pharmaceuticals for difficult-to-manufacture sterile and non-sterile dosage forms including ophthalmic, injectables, oral liquids, and nasal sprays. The position was sold off after a deal to take the company private fell through and a delay in a line of credit financing.

Headlines tend to be sensational, but the U.S. economy looks poised to muddle through 2020 at a tepid pace without tipping into recession.

Consumers are liquid and debt service manageable. Home building is on the rise due to low mortgage rates. Less trade uncertainty may give businesses more confidence to invest. The Fed looks to be on hold for the immediate future and central banks around the world are providing a tsunami of liquidity. However, more business investment is needed for the U.S. economy to meet the administration’s growth targets.

We continue to believe that equities should be able to generate healthy returns going forward as economic growth and supportive monetary policy provide a solid foundation for continued earnings growth by the companies held by the Sleeve. We continue to believe our focus on high quality companies where earnings will exceed market expectations is the key to generating excess returns over the long term.

This commentary reflects the viewpoints of the portfolio managers, Federated MDTA LLC., Lord, Abbett & Co., LLC, Ranger Investment Management, L.P. and Smith Asset Management Group, L.P. and is not intended as a forecast or guarantee of future results.

AMG Managers Special Equity Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Special Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Special Equity Fund’s Class N Shares on December 31, 2009, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Special Equity Fund and the Russell 2000® Growth Index for the same time periods ended December 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years

AMG Managers Special Equity Fund[2,3,4,5,6,7]

Class N	25.69%	10.35%	13.82%

Class I	26.02%	10.63%	14.07%

Russell 2000® Growth Index[8]	28.48%	9.34%	13.01%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[4]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[5]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[6]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[7]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[8]  The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Special Equity Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Health Care	29.0

Information Technology	26.1

Industrials	14.0

Consumer Discretionary	12.8

Financials	6.2

Consumer Staples	4.5

Real Estate	1.9

Communication Services	1.4

Materials	1.2

Energy	0.8

Utilities	0.1

Short-Term Investments	6.5

Other Assets Less Liabilities	(4.5)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Repligen Corp.	2.4

WNS Holdings, Ltd., ADR (India)	1.8

Pegasystems, Inc.	1.6

Medpace Holdings, Inc.	1.5

Inter Parfums, Inc.	1.4

MAXIMUS, Inc.	1.4

Qualys, Inc.	1.4

PRA Health Sciences, Inc.	1.3

Chegg, Inc.	1.2

Skyline Champion Corp.	1.2

Top Ten as a Group	15.2

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Special Equity Fund Schedule of Portfolio Investments December 31, 2019

	Shares	Value

Common Stocks - 98.0%

Communication Services - 1.4%

Cardlytics, Inc.*	2,780	$174,751

Cogent Communications Holdings, Inc.	19,229	1,265,461

EverQuote, Inc., Class A*,1	2,938	100,920

HUYA, Inc., ADR (China)*	16,112	289,210

IMAX Corp. (Canada)*	6,117	124,970

Meredith Corp.	3,640	118,191

National CineMedia, Inc.[1]	53,339	388,841

Sinclair Broadcast Group, Inc., Class A1	10,100	336,734

The Meet Group, Inc.*,1	31,062	155,621

Total Communication Services		2,954,699

Consumer Discretionary - 12.8%

Asbury Automotive Group, Inc.*,1	9,661	1,080,003

BJ’s Restaurants, Inc.[1]	20,598	781,900

Boot Barn Holdings, Inc.*	1,994	88,793

Bright Horizons Family Solutions, Inc.*	5,336	801,948

Brinker International, Inc.	11,730	492,660

Chegg, Inc.*,1	69,553	2,636,754

Crocs, Inc.*	11,127	466,110

Deckers Outdoor Corp.*,1	7,313	1,234,873

Denny’s Corp.*	13,118	260,786

Dick’s Sporting Goods, Inc.	11,500	569,135

Everi Holdings, Inc.*	62,144	834,594

Fox Factory Holding Corp.*,1	6,344	441,352

Helen of Troy, Ltd.*	1,679	301,867

Hibbett Sports, Inc.*	18,411	516,244

Installed Building Products, Inc.*	3,609	248,552

iRobot Corp.*,1	11,644	589,536

La-Z-Boy, Inc.	10,320	324,874

LGI Homes, Inc.*	10,056	710,456

Libbey,Inc.*	7,093	10,285

Lithia Motors, Inc., Class A1	7,467	1,097,649

Malibu Boats, Inc., Class A*	14,636	599,344

National Vision Holdings, Inc.*	9,045	293,329

PetMed Express, Inc.	19,724	463,909

Planet Fitness, Inc., Class A*	12,160	908,109

The RealReal, Inc.*,1	16,022	302,015

Rent-A-Center, Inc.	26,711	770,345

RH*,1	5,366	1,145,641

Scientific Games Corp.*,1	822	22,013

SeaWorld Entertainment, Inc.*,1	20,292	643,459

Skyline Champion Corp.*	81,454	2,582,092

	Shares	Value

Sleep Number Corp.*,1	4,533	$223,205

Steven Madden, Ltd.	30,665	1,318,902

Strategic Education, Inc.	3,006	477,653

Tailored Brands, Inc.	14,973	61,988

TopBuild Corp.*	11,311	1,165,938

Wingstop, Inc.	12,923	1,114,350

YETI Holdings, Inc.*,1	40,000	1,391,200

Total Consumer Discretionary		26,971,863

Consumer Staples - 4.5%

B&G Foods, Inc.[1]	4,597	82,424

The Boston Beer Co., Inc., Class A*,1	1,589	600,404

Calavo Growers, Inc.[1]	15,638	1,416,646

The Chefs’ Warehouse, Inc.*	781	29,764

Coca-Cola Consolidated, Inc.	178	50,561

elf Beauty, Inc.*	24,700	398,411

Freshpet, Inc.*	13,711	810,183

Grocery Outlet Holding Corp.*,1	8,467	274,754

Inter Parfums, Inc.	39,608	2,879,898

J&J Snack Foods Corp.	13,667	2,518,418

John B Sanfilippo & Son, Inc.	282	25,741

Performance Food Group Co.*	5,109	263,011

USANA Health Sciences, Inc.*,1	676	53,100

Vector Group, Ltd.[1]	2,276	30,476

Total Consumer Staples		9,433,791

Energy - 0.8%

CONSOL Energy, Inc.*,1	6,022	87,379

CVR Energy, Inc.	6,665	269,466

Denbury Resources, Inc.*	115,689	163,121

Mammoth Energy Services, Inc.	17,114	37,651

Select Energy Services, Inc., Class A*	117,106	1,086,744

Total Energy		1,644,361

Financials - 6.2%

Artisan Partners Asset Management, Inc., Class A	6,700	216,544

Assetmark Financial Holdings, Inc.*	20,619	598,363

Banc of California, Inc.	84,071	1,444,340

CenterState Bank Corp.	81,066	2,025,029

eHealth, Inc.*,1	5,649	542,756

Enova International, Inc.*	8,481	204,053

Essent Group, Ltd.	16,094	836,727

FS Bancorp,Inc.	4,300	274,297

Goosehead Insurance, Inc., Class A1	27,385	1,161,124

Green Dot Corp., Class A*	15,417	359,216

Heritage Insurance Holdings, Inc.	9,075	120,244

The accompanying notes are an integral part of these financial statements.

AMG Managers Special Equity Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Financials - 6.2% (continued)

Kinsale Capital Group,Inc.[1]	6,077	$617,788

LendingTree, Inc.*,1	4,375	1,327,550

Meta Financial Group, Inc.	852	31,106

National General Holdings Corp.	38,374	848,065

NMI Holdings, Inc., Class A*	15,057	499,591

Palomar Holdings, Inc.*	1,359	68,616

Selective Insurance Group,Inc.	3,651	238,009

Stock Yards Bancorp, Inc.	9,278	380,955

Walker & Dunlop, Inc.	7,600	491,568

Western Alliance Bancorp.	14,330	816,810

Total Financials		13,102,751

Health Care - 29.0%

10X Genomics, Inc., Class A*,1	6,970	531,463

ACADIA Pharmaceuticals, Inc.*,1	21,415	916,134

Acceleron Pharma, Inc.*,1	1,300	68,926

Acer Therapeutics, Inc.*	1,455	5,835

Addus HomeCare Corp.*	4,505	437,976

Adeptus Health,Inc.[2,3]	24,574	0

ADMA Biologics, Inc.*	1,965	7,860

Aimmune Therapeutics, Inc.*,1	3,837	128,424

Allakos, Inc.*,1	630	60,077

Alphatec Holdings, Inc.*	998	7,081

Amarin Corp. PLC, ADR (Ireland)*,1	17,643	378,266

Amedisys, Inc.*	3,654	609,926

Amicus Therapeutics, Inc.*	7,900	76,946

Amneal Pharmaceuticals, Inc.*	14,936	71,992

Applied Therapeutics, Inc.*	1,296	35,355

Arena Pharmaceuticals, Inc.*	6,113	277,652

Argenx SE, ADR (Netherlands)*	4,322	693,767

Arrowhead Pharmaceuticals, Inc.*,1	10,844	687,835

Assertio Therapeutics, Inc.*	39,920	49,900

Audentes Therapeutics, Inc.*	1,500	89,760

Axsome Therapeutics, Inc.*	1,610	166,410

BioDelivery Sciences International,Inc.*	64,113	405,194

Biohaven Pharmaceutical Holding Co., Ltd.*	1,100	59,884

BioTelemetry, Inc.*,1	35,306	1,634,668

Blueprint Medicines Corp.*	8,013	641,921

Bridgebio Pharma, Inc.*,1	20,453	716,878

Cardiovascular Systems, Inc.*	2,822	137,121

CareDx, Inc.*,1	14,557	313,994

Chemed Corp.	1,265	555,664

ChemoCentryx, Inc.*	8,168	323,044

	Shares	Value

Clovis Oncology, Inc.*,1	2,290	$23,873

Coherus Biosciences, Inc.*,1	50,484	908,964

Collegium Pharmaceutical,Inc.*	15,830	325,781

CONMED Corp.	17,907	2,002,540

CRISPR Therapeutics AG (Switzerland)*	6,255	380,961

Cutera, Inc.*	1,006	36,025

Cytokinetics Inc.*,1	7,626	80,912

Deciphera Pharmaceuticals, Inc.*	11,200	697,088

Dicerna Pharmaceuticals, Inc.*	10,672	235,104

Diplomat Pharmacy,Inc.*	2,723	10,892

Emergent BioSolutions, Inc.*	1,700	91,715

Enanta Pharmaceuticals, Inc.*	700	43,246

Encompass Health Corp.	6,600	457,182

Epizyme, Inc.*	1,580	38,868

Esperion Therapeutics, Inc.*,1	477	28,444

Evofem Biosciences, Inc.*	2,927	18,060

FibroGen, Inc.*	2,300	98,647

Flexion Therapeutics, Inc.*,1	3,783	78,308

Forty Seven, Inc.*	7,744	304,881

Glaukos Corp.*,1	4,817	262,382

Global Blood Therapeutics, Inc.*,1	6,113	485,922

Globus Medical, Inc., Class A*	6,309	371,474

GlycoMimetics, Inc.*	1,426	7,544

Guardant Health, Inc.*,1	6,046	472,434

GW Pharmaceuticals PLC, ADR (United Kingdom)*,1	2,584	270,183

Haemonetics Corp.*	2,737	314,481

Halozyme Therapeutics, Inc.*	24,172	428,570

HealthStream, Inc.*	7,700	209,440

Heron Therapeutics, Inc.*,1	2,700	63,450

Heska Corp.*,1	10,148	973,599

HMS Holdings Corp.*	13,900	411,440

Horizon Therapeutics PLC*	4,000	144,800

ImmunoGen, Inc.*	2,540	12,967

Immunomedics, Inc.*,1	17,040	360,566

Innoviva, Inc.*	7,160	101,386

Inogen, Inc.*	10,088	689,313

Inovalon Holdings, Inc., Class A*,1	7,912	148,904

Insmed, Inc.*,1	3,000	71,640

Inspire Medical Systems, Inc.*	15,162	1,125,172

Insulet Corp.*	3,908	669,050

Integer Holdings Corp.*	22,041	1,772,758

Intercept Pharmaceuticals, Inc.*,1	2,861	354,535

The accompanying notes are an integral part of these financial statements.

AMG Managers Special Equity Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Health Care - 29.0% (continued)

Intra-Cellular Therapies, Inc.*	667	$22,885

Invitae Corp.*,1	3,300	53,229

Iovance Biotherapeutics, Inc.*,1	4,000	110,720

iRhythm Technologies, Inc.*,1	3,911	266,300

Ironwood Pharmaceuticals, Inc.*,1	16,417	218,510

Kadmon Holdings, Inc.*,1	2,895	13,114

Karuna Therapeutics, Inc.*	2,158	162,584

Karyopharm Therapeutics, Inc.*	20,173	386,716

Kodiak Sciences, Inc.*,1	735	52,883

Kura Oncology, Inc.*	2,285	31,419

Lantheus Holdings, Inc.*	19,950	409,175

LeMaitre Vascular, Inc.[1]	43,365	1,558,972

Lexicon Pharmaceuticals, Inc.*,1	2,624	10,890

LHC Group, Inc.*	667	91,886

MacroGenics, Inc.*	799	8,693

Magellan Health, Inc.*	6,200	485,150

Masimo Corp.*	3,681	581,819

Medpace Holdings, Inc.*,1	38,406	3,228,408

Mesa Laboratories, Inc.[1]	8,514	2,123,392

Mirati Therapeutics, Inc.*,1	8,466	1,090,929

Molecular Templates, Inc.*	598	8,363

Molina Healthcare, Inc.*	3,600	488,484

Momenta Pharmaceuticals Inc.*	3,010	59,387

MyoKardia, Inc.*,1	212	15,452

Myovant Sciences, Ltd. (United Kingdom)*	17,170	266,478

Natera, Inc.*	19,014	640,582

Neogen Corp.*	23,323	1,522,059

NeoGenomics, Inc.*,1	67,800	1,983,150

Nevro Corp.*,1	12,125	1,425,173

NextCure, Inc.*,1	4,083	229,995

Novocure, Ltd. (Jersey)*	379	31,938

NuVasive, Inc.*	4,710	364,271

Paratek Pharmaceuticals, Inc.*	73,190	294,956

PDL BioPharma, Inc.*	55,287	179,406

Penumbra, Inc.*,1	3,831	629,318

Portola Pharmaceuticals, Inc.*,1	1,900	45,372

PRA Health Sciences, Inc.*	23,823	2,647,926

PTC Therapeutics, Inc.*	3,775	181,313

Puma Biotechnology, Inc.*,1	16,665	145,819

R1 RCM, Inc.*	44,900	582,802

Radius Health, Inc.*,1	11,422	230,268

Reata Pharmaceuticals, Inc., Class A*	917	187,462

	Shares	Value

Recro Pharma, Inc.*	9,871	$180,935

REGENXBIO, Inc.*,1	1,100	45,067

Repligen Corp.*,1	53,667	4,964,197

Rocket Pharmaceuticals, Inc.*	14,607	332,455

Sarepta Therapeutics, Inc.*,1	3,071	396,282

Select Medical Holdings Corp.*	24,180	564,361

Simulations Plus, Inc.	292	8,488

Supernus Pharmaceuticals, Inc.*	6,568	155,793

Syneos Health, Inc.*	7,800	463,905

Tabula Rasa HealthCare, Inc.*,1	34,631	1,685,837

Tactile Systems Technology, Inc.*,1	600	40,506

Tandem Diabetes Care, Inc.*,1	4,673	278,558

Teladoc Health, Inc.*,1	11,784	986,556

Tenet Healthcare Corp.*,1	11,681	444,228

Turning Point Therapeutics, Inc.*,1	7,447	463,874

Ultragenyx Pharmaceutical, Inc.*,1	1,900	81,149

uniQure, N.V. (Netherlands)*	6,391	457,979

US Physical Therapy, Inc.[1]	330	37,736

Vanda Pharmaceuticals, Inc.*	4,886	80,179

Voyager Therapeutics, Inc.*	25,464	355,223

Xencor, Inc.*	1,700	58,463

Total Health Care		60,822,873

Industrials - 14.0%

Aerojet Rocketdyne Holdings, Inc.*,1	7,081	323,318

AeroVironment, Inc.*,1	5,589	345,065

Albany International Corp., Class A	366	27,787

Allegiant Travel Co.	1,312	228,340

Astronics Corp.*	1,158	32,366

Atkore International Group,Inc.*	31,055	1,256,485

Axon Enterprise, Inc.*	33,038	2,421,025

Barrett Business Services, Inc.	5,800	524,668

BMC Stock Holdings, Inc.*	18,100	519,289

Builders FirstSource, Inc.*	35,450	900,785

Casella Waste Systems, Inc., Class A*	6,249	287,641

Cimpress PLC (Ireland)*,1	4,567	574,392

Columbus McKinnon Corp.	2,195	87,866

Covanta Holding Corp.	1,117	16,576

CSW Industrials, Inc.	1,224	94,248

Cubic Corp.	8,289	526,932

Curtiss-Wright Corp.	2,000	281,780

Deluxe Corp.	14,134	705,569

EMCOR Group,Inc.	11,096	957,585

Exponent, Inc.	12,358	852,826

The accompanying notes are an integral part of these financial statements.

AMG Managers Special Equity Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Industrials - 14.0% (continued)

Federal Signal Corp.	28,788	$928,413

Foundation Building Materials, Inc.*	25,200	487,620

FTI Consulting, Inc.*	1,200	132,792

Generac Holdings, Inc.*	21,159	2,128,384

GMS, Inc.*	26,036	705,055

Great Lakes Dredge & Dock Corp.*	13,214	149,715

Herman Miller, Inc.	21,531	896,766

John Bean Technologies Corp.[1]	174	19,603

Knoll, Inc.	18,221	460,262

Kratos Defense & Security Solutions, Inc.*,1	109,135	1,965,521

Marten Transport, Ltd.	43,753	940,252

MasTec, Inc.*,1	22,562	1,447,578

Mercury Systems, Inc.*	18,992	1,312,537

MSA Safety, Inc.[1]	446	56,357

Quanta Services, Inc.	6,488	264,126

RBC Bearings, Inc.*	1,548	245,110

Rush Enterprises, Inc., Class A	7,832	364,188

Saia, Inc.*	15,079	1,404,156

SiteOne Landscape Supply, Inc.*,1	20,060	1,818,439

Spartan Motors, Inc.	5,338	96,511

SPX Corp.*	278	14,145

Tetra Tech, Inc.	12,884	1,110,085

Trex Co., Inc.*,1	6,843	615,049

Universal Forest Products, Inc.	10,300	491,310

Upwork, Inc.*	4,277	45,636

Wabash National Corp.[1]	15,900	233,571

Total Industrials		29,297,724

Information Technology - 26.1%

ACI Worldwide, Inc.*	4,317	163,550

Alteryx, Inc., Class A*,1	6,288	629,240

Ambarella, Inc.*	5,766	349,189

Anaplan, Inc.*	12,509	655,472

Appfolio, Inc., Class A*,1	9,073	997,576

Appian Corp.*,1	11,738	448,509

Avalara, Inc.*	10,122	741,437

Blackbaud, Inc.	552	43,939

Box, Inc., Class A*	60,763	1,019,603

Cabot Microelectronics Corp.	5,968	861,302

Cardtronics PLC, Class A (United Kingdom)*,1	24,351	1,087,272

Cirrus Logic, Inc.*	7,553	622,443

CommVault Systems, Inc.*	7,931	354,040

Comtech Telecommunications Corp.	12,114	429,926

	Shares	Value

Cornerstone OnDemand, Inc.*	15,635	$915,429

Coupa Software, Inc.*,1	4,632	677,430

CSG Systems International, Inc.	1,008	52,194

Diebold Nixdorf, Inc.*,1	1,277	13,485

Digital Turbine, Inc.*	5,524	39,386

Diodes, Inc.*,1	9,028	508,908

Endava PLC, ADR (United Kingdom)*	25,926	1,208,152

Everbridge, Inc.*	3,356	262,036

EVERTEC, Inc. (Puerto Rico)	30,218	1,028,621

Evo Payments, Inc., Class A*	85,643	2,261,832

ExlService Holdings, Inc.*	406	28,201

Five9, Inc.*	16,920	1,109,614

Globant SA (Argentina)*	5,578	591,547

GTT Communications, Inc.*,1	5,353	60,757

HubSpot, Inc.*	1,814	287,519

I3 Verticals, Inc., Class A*	40,580	1,146,385

Inphi Corp.*	23,757	1,758,493

Insight Enterprises, Inc.*	10,693	751,611

Intelligent Systems Corp.*	733	29,276

Itron,Inc.*	5,015	421,009

j2 Global, Inc.[1]	12,895	1,208,390

Lattice Semiconductor Corp.*	8,153	156,048

LivePerson, Inc.*,1	9,605	355,385

Lumentum Holdings, Inc.*,1	5,382	426,793

MAXIMUS, Inc.	38,520	2,865,503

Medallia, Inc.*,1	12,927	402,159

Mimecast, Ltd.*	39,639	1,719,540

MKS Instruments, Inc.	6,921	761,379

Model N, Inc.*	17,367	609,061

Monolithic Power Systems, Inc.	4,751	845,773

NIC, Inc.	22,315	498,740

nLight, Inc.*,1	39,044	791,812

Novanta, Inc.*	3,614	319,622

OSI Systems, Inc.*	10,311	1,038,730

Paylocity Holding Corp.*	8,785	1,061,404

Pegasystems, Inc.[1]	42,109	3,353,982

Perficient, Inc.*	19,702	907,671

Power Integrations, Inc.	2,563	253,506

Progress Software Corp.	11,793	489,999

Q2 Holdings, Inc.*,1	5,223	423,481

Qualys, Inc.*,1	34,273	2,857,340

Sanmina Corp.*	4,200	143,808

Semtech Corp.*	8,319	440,075

The accompanying notes are an integral part of these financial statements.

AMG Managers Special Equity Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 26.1% (continued)

ShotSpotter, Inc.*	4,489	$114,470

Silicon Laboratories, Inc.*	18,651	2,163,143

SolarEdge Technologies, Inc. (Israel)*,1	5,936	564,454

SPS Commerce, Inc.*	17,034	944,024

SVMK, Inc.*	36,379	650,093

Verra Mobility Corp.*,1	54,010	755,600

Wix.com, Ltd. (Israel)*	2,296	280,984

WNS Holdings, Ltd., ADR (India)*	58,089	3,842,587

Workiva, Inc.*	46,253	1,944,939

Total Information Technology		54,745,878

Materials - 1.2%

Boise Cascade Co.	2,050	74,886

Compass Minerals International, Inc.[1]	3,104	189,220

Forterra, Inc.*	8,650	99,994

HB Fuller Co.[1]	4,448	229,383

Kaiser Aluminum Corp.	1,239	137,393

Koppers Holdings, Inc.*	335	12,804

Materion Corp.	4,600	273,470

Quaker Chemical Corp.[1]	6,835	1,124,494

Ryerson Holding Corp.*	472	5,584

Trinseo, S.A.	11,519	428,622

Total Materials		2,575,850

Real Estate - 1.9%

American Assets Trust, Inc., REIT	5,488	251,899

EastGroup Properties, Inc., REIT	7,006	929,486

National Health Investors, Inc., REIT	2,518	205,167

National Storage Affiliates Trust, REIT	2,287	76,889

Newmark Group, Inc., Class A	60,109	808,767

NexPoint Residential Trust, Inc., REIT	2,787	125,415

QTS Realty Trust, Inc., Class A, REIT[1]	14,289	775,464

Redfin Corp.*,1	20,266	428,423

The RMR Group, Inc., Class A	9,000	410,760

Total Real Estate		4,012,270

Utilities - 0.1%

TerraForm Power, Inc., Class A	15,938	245,286

Total Common Stocks (Cost $178,296,326)		205,807,346

	Principal Amount	Value
Short-Term Investments - 6.5%

Joint Repurchase Agreements - 4.3%[4]

Cantor Fitzgerald Securities, Inc., dated 12/31/19, due 01/02/20, 1.580% total to be received $2,112,391 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 8.500%, 01/25/20 - 10/15/60, totaling $2,154,450)	$2,112,206	$2,112,206

Citadel Securities LLC, dated 12/31/19, due 01/02/20, 1.600% total to be received $2,095,802 (collateralized by various U.S. Treasuries, 0.000% - 8.500%, 01/15/20 - 11/15/48, totaling $2,137,718)	2,095,616	2,095,616

Citigroup Global Markets, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $2,112,390 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 02/13/20 - 09/20/69, totaling $2,154,450)	2,112,206	2,112,206

Jefferies LLC, dated 12/31/19, due 01/02/20, 1.580% total to be received $460,932 (collateralized by various U.S. Treasuries, 0.000% - 2.875%, 01/28/20 - 05/15/27, totaling $470,110)	460,892	460,892

RBC Dominion Securities, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $2,112,390 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 06/30/21 - 12/01/49, totaling $2,154,450)	2,112,206	2,112,206

Total Joint Repurchase Agreements		8,893,126

	Shares
Other Investment Companies - 2.2%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.51%[5]	4,680,855	4,680,855

Total Short-Term Investments (Cost $13,573,981)		13,573,981

Total Investments - 104.5% (Cost $191,870,307)		219,381,327

Other Assets, less Liabilities - (4.5)%		(9,487,185)

Net Assets - 100.0%		$209,894,142

*	Non-income producing security.

[1]

Some of these securities, amounting to $56,021,838 or 26.7% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Escrow shares

[3]	Security’s value was determined by using significant unobservable inputs.

[4]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

The accompanying notes are an integral part of these financial statements.

AMG Managers Special Equity Fund Schedule of Portfolio Investments (continued)

[5]	Yield shown represents the December 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks

Health Care	$60,822,873	—	$0	$60,822,873

Information Technology	54,745,878	—	—	54,745,878

Industrials	29,297,724	—	—	29,297,724

Consumer Discretionary	26,971,863	—	—	26,971,863

Financials	13,102,751	—	—	13,102,751

Consumer Staples	9,433,791	—	—	9,433,791

Real Estate	4,012,270	—	—	4,012,270

Communication Services	2,954,699	—	—	2,954,699

Materials	2,575,850	—	—	2,575,850

Energy	1,644,361	—	—	1,644,361

Utilities	245,286	—	—	245,286

Short-Term Investments

Joint Repurchase Agreements	—	$8,893,126	—	8,893,126

Other Investment Companies	4,680,855	—	—	4,680,855

Total Investments in Securities	$210,488,201	$8,893,126	$0	$219,381,327

At December 31, 2019, the Level 3 common stock was received as a result of a corporate action. The security’s value was determined by using significant unobservable inputs.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities December 31, 2019

	AMG Managers Loomis Sayles Bond Fund	AMG Managers Global Income Opportunity Fund	AMG Managers Special Equity Fund
Assets:

Investments at value[1] (including securities on loan valued at $180,616,082, $121,669, and $56,021,838, respectively)	$1,232,935,721	$9,608,115	$219,381,327

Cash	—	—	704

Foreign currency[2]	—	85,987	—

Receivable for investments sold	—	—	443,396

Dividend, interest and other receivables	10,078,056	109,283	86,193

Receivable for Fund shares sold	492,985	4,122	75,690

Receivable from affiliate	—	8,672	16,773

Unrealized appreciation on foreign currency contracts	—	24,874	—

Prepaid expenses and other assets	44,238	10,601	15,686

Total assets	1,243,551,000	9,851,654	220,019,769

Liabilities:

Payable upon return of securities loaned	16,987,829	126,373	8,893,126

Payable for investments purchased	—	—	381,016

Payable for Fund shares repurchased	1,899,239	13	567,011

Payable for variation margin	—	438	—

Unrealized depreciation on foreign currency contracts	—	35,427	—

Accrued expenses:

Investment advisory and management fees	332,795	4,463	162,666

Administrative fees	155,225	1,217	27,111

Shareholder service fees	146,263	—	37,014

Other	296,387	45,882	57,683

Total liabilities	19,817,738	213,813	10,125,627

Net Assets	$1,223,733,262	$9,637,841	$209,894,142

[1] Investments at cost	$1,151,608,376	$9,435,719	$191,870,307

[2] Foreign currency at cost	—	$85,146	—

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Managers Loomis Sayles Bond Fund	AMG Managers Global Income Opportunity Fund	AMG Managers Special Equity Fund
Net Assets Represent:

Paid-in capital	$1,142,864,565	$9,913,454	$184,595,709

Total distributable earnings (loss)	80,868,697	(275,613)	25,298,433

Net Assets	$1,223,733,262	$9,637,841	$209,894,142

Class N:

Net Assets	$618,380,550	$9,637,841	$171,801,429

Shares outstanding	22,785,339	447,868	1,545,620

Net asset value, offering and redemption price per share	$27.14	$21.52	$111.15

Class I:

Net Assets	$605,352,712	—	$38,092,713

Shares outstanding	22,302,313	—	328,171

Net asset value, offering and redemption price per share	$27.14	—	$116.08

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the fiscal year ended December 31, 2019

	AMG Managers Loomis Sayles Bond Fund	AMG Managers Global Income Opportunity Fund	AMG Managers Special Equity Fund

Investment Income:

Dividend income	$2,390,335	$3,136	$1,037,354

Interest income	54,815,795	344,318	—

Securities lending income	318,410	394	245,171

Foreign withholding tax	—	(489)	—

Total investment income	57,524,540	347,359	1,282,525

Expenses:

Investment advisory and management fees	3,525,064	53,228	1,943,140

Administrative fees	2,033,691	14,517	323,857

Shareholder servicing fees - Class N	1,728,652	—	445,024

Shareholder servicing fees - Class I	332,167	—	—

Professional fees	167,145	44,011	43,726

Trustee fees and expenses	130,624	880	20,071

Custodian fees	125,328	38,846	84,699

Reports to shareholders	121,254	3,115	19,422

Registration fees	72,125	23,823	49,615

Transfer agent fees	67,590	1,034	23,754

Miscellaneous	159,565	1,169	11,803

Total expenses before offsets	8,463,205	180,623	2,965,111

Expense reimbursements	(67,260)	(94,471)	(121,521)

Expense reductions	—	—	(6,439)

Net expenses	8,395,945	86,152	2,837,151

Net investment income (loss)	49,128,595	261,207	(1,554,626)

Net Realized and Unrealized Gain:

Net realized gain on investments	27,980,046	21,179	12,387,467

Net realized loss on forward contracts	—	(74,094)	—

Net realized gain on futures contracts	—	21,788	—

Net realized loss on foreign currency transactions	(16,639,565)	(321,693)	—

Net change in unrealized appreciation/depreciation on investments	88,161,073	889,175	37,417,823

Net change in unrealized appreciation/depreciation on forward contracts	—	(77,587)	—

Net change in unrealized appreciation/depreciation on futures contracts	—	(4,541)	—

Net change in unrealized appreciation/depreciation on foreign currency translations	2,640	2,459	—

Net realized and unrealized gain	99,504,194	456,686	49,805,290

Net increase in net assets resulting from operations	$148,632,789	$717,893	$48,250,664

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG Managers Loomis Sayles Bond Fund		AMG Managers Global Income Opportunity Fund		AMG Managers Special Equity Fund

	2019	2018	2019	2018	2019	2018

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income (loss)	$49,128,595	$62,742,254	$261,207	$428,790	$(1,554,626)	$(1,475,110)

Net realized gain (loss) on investments	11,340,481	2,920,546	(352,820)	(367,723)	12,387,467	37,113,545

Net change in unrealized appreciation/depreciation on investments	88,163,713	(100,845,545)	809,506	(628,907)	37,417,823	(49,499,109)

Net increase (decrease) in net assets resulting from operations	148,632,789	(35,182,745)	717,893	(567,840)	48,250,664	(13,860,674)

Distributions to Shareholders:

Class N	(28,980,193)	(29,374,441)	(29,806)	(76,366)	(40,634,625)	—

Class I	(27,807,755)	(44,150,295)	—	—	(8,707,900)	—

Total distributions to shareholders	(56,787,948)	(73,524,736)	(29,806)	(76,366)	(49,342,525)	—

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(678,399,950)	(79,839,855)	(1,415,728)	(3,064,783)	8,988,862	15,385,576

Total increase (decrease) in net assets	(586,555,109)	(188,547,336)	(727,641)	(3,708,989)	7,897,001	1,524,902

Net Assets:

Beginning of year	1,810,288,371	1,998,835,707	10,365,482	14,074,471	201,997,141	200,472,239

End of year	$1,223,733,262	$1,810,288,371	$9,637,841	$10,365,482	$209,894,142	$201,997,141

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG Managers Loomis Sayles Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2019	2018	2017[1]	2016[2]	2015

Net Asset Value, Beginning of Year	$25.49	$26.97	$26.24	$26.19	$27.88

Income (loss) from Investment Operations:

Net investment income[3,4]	0.94	0.84	0.91	0.95	0.74

Net realized and unrealized gain (loss) on investments	1.85	(1.33)	0.85	0.40	(1.34)

Total income (loss) from investment operations	2.79	(0.49)	1.76	1.35	(0.60)

Less Distributions to Shareholders from:

Net investment income	(0.98)	(0.80)	(0.87)	(0.96)	(0.71)

Net realized gain on investments	(0.16)	(0.19)	(0.16)	(0.34)	(0.38)

Total distributions to shareholders	(1.14)	(0.99)	(1.03)	(1.30)	(1.09)

Net Asset Value, End of Year	$27.14	$25.49	$26.97	$26.24	$26.19

Total Return[4]	11.10%[5]	(1.82)%[5]	6.77%[5]	5.19%	(2.19)%

Ratio of net expenses to average net assets	0.72%[6]	0.98%	0.99%	1.00%	0.99%

Ratio of gross expenses to average net assets[7]	0.73%[6]	0.98%[8]	0.99%[8]	1.02%	1.02%

Ratio of net investment income to average net assets[4]	3.53%	3.19%	3.38%	3.52%	2.69%

Portfolio turnover	20%	9%	4%	27%	10%

Net assets end of year (000’s) omitted	$618,381	$715,468	$971,359	$1,234,229	$1,575,246

AMG Managers Loomis Sayles Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2019	2018	2017	2016[2]	2015

Net Asset Value, Beginning of Year	$25.49	$26.97	$26.24	$26.19	$27.87

Income (loss) from Investment Operations:

Net investment income[3,4]	0.99	0.86	0.94	0.97	0.77

Net realized and unrealized gain (loss) on investments	1.85	(1.32)	0.85	0.40	(1.33)

Total income (loss) from investment operations	2.84	(0.46)	1.79	1.37	(0.56)

Less Distributions to Shareholders from:

Net investment income	(1.03)	(0.83)	(0.90)	(0.98)	(0.74)

Net realized gain on investments	(0.16)	(0.19)	(0.16)	(0.34)	(0.38)

Total distributions to shareholders	(1.19)	(1.02)	(1.06)	(1.32)	(1.12)

Net Asset Value, End of Year	$27.14	$25.49	$26.97	$26.24	$26.19

Total Return[4,5]	11.32%	(1.72)%	6.87%	5.29%	(2.05)%

Ratio of net expenses to average net assets	0.52%[6]	0.88%	0.89%	0.90%	0.89%

Ratio of gross expenses to average net assets[7]	0.53%[6]	0.88%[8]	0.89%[8]	0.93%	0.92%

Ratio of net investment income to average net assets[4]	3.73%	3.29%	3.48%	3.61%	2.79%

Portfolio turnover	20%	9%	4%	27%	10%

Net assets end of year (000’s) omitted	$605,353	$1,094,820	$1,027,477	$771,782	$897,526

[1]	Effective February 27, 2017, Class S shares were renamed Class N shares.

[2]	Effective October 1, 2016, the Service Class and Institutional Class were renamed Class S and Class I, respectively.

[3]	Per share numbers have been calculated using average shares.

[4]	Total returns and net investment income would have been lower had certain expenses not been offset.

[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[6]	Includes 0.01% of extraordinary expense related to legal expense in support of an investment held in the portfolio.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[8]	Ratio includes recapture of reimbursed fees from prior years amounting to 0.04% and 0.07% for the fiscal year ended December 31, 2018 and December 31, 2017, respectively.

AMG Managers Global Income Opportunity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2019	2018	2017[1]	2016[2]	2015

Net Asset Value, Beginning of Year	$20.04	$21.06	$19.05	$18.18	$19.68

Income (loss) from Investment Operations:

Net investment income[3,4]	0.57	0.69	0.75	0.72	0.65

Net realized and unrealized gain (loss) on investments	0.98	(1.57)	1.26	0.15	(1.87)
Total income (loss) from investment operations	1.55	(0.88)	2.01	0.87	(1.22)

Less Distributions to Shareholders from:

Net investment income	(0.07)	(0.14)	—	—	(0.28)

Net Asset Value, End of Year	$21.52	$20.04	$21.06	$19.05	$18.18
Total Return[4,5]	7.67%	(4.18)%	10.55%	4.79%	(6.22)%

Ratio of net expenses to average net assets	0.89%	0.89%	0.89%	0.89%	0.89%

Ratio of gross expenses to average net assets[6]	1.87%	1.52%	1.39%	1.46%	1.29%

Ratio of net investment income to average net assets[4]	2.70%	3.34%	3.71%	3.75%	3.36%

Portfolio turnover	52%	60%	55%	34%	53%

Net assets end of year (000’s) omitted	$9,638	$10,365	$14,074	$15,434	$32,141

[1]	Effective February 27, 2017, Class S was renamed Class N.

[2]	Effective October 1, 2016, the shares were reclassified and redesignated as Class S shares.

[3]	Per share numbers have been calculated using average shares.

[4]	Total returns and net investment income would have been lower had certain expenses not been offset.

[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG Managers Special Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2019	2018	2017[1]	2016[2]	2015

Net Asset Value, Beginning of Year	$114.95	$119.45	$99.33	$87.84	$88.30

Income (loss) from Investment Operations:

Net investment loss[3,4]	(1.03)	(0.91)	(0.79)[5]	(0.43)[6]	(0.47)[7]

Net realized and unrealized gain (loss) on investments	30.19	(3.59)	20.91	11.92	0.01
Total income (loss) from investment operations	29.16	(4.50)	20.12	11.49	(0.46)

Less Distributions to Shareholders from:

Net realized gain on investments	(32.96)	—	—	—	—

Net Asset Value, End of Year	$111.15	$114.95	$119.45	$99.33	$87.84
Total Return[4]	25.69%[8]	(3.76)%[8]	20.25%[8]	13.08%	(0.52)%

Ratio of net expenses to average net assets[9]	1.36%	1.36%	1.36%	1.36%	1.35%

Ratio of gross expenses to average net assets[10]	1.42%	1.38%	1.41%	1.50%	1.51%

Ratio of net investment loss to average net assets[4]	(0.76)%	(0.69)%	(0.73)%	(0.49)%	(0.51)%

Portfolio turnover	96%	113%	81%	120%	116%

Net assets end of year (000’s) omitted	$171,801	$170,744	$173,607	$180,008	$181,862

AMG Managers Special Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2019	2018	2017	2016[2]	2015

Net Asset Value, Beginning of Year	$118.57	$122.90	$101.95	$89.92	$90.18

Income (loss) from Investment Operations:

Net investment loss[3,4]	(0.72)	(0.60)	(0.54)[5]	(0.22)[6]	(0.26)[7]

Net realized and unrealized gain (loss) on investments	31.19	(3.73)	21.49	12.25	0.00 [11]
Total income (loss) from investment operations	30.47	(4.33)	20.95	12.03	(0.26)

Less Distributions to Shareholders from:

Net realized gain on investments	(32.96)	—	—	—	—

Net Asset Value, End of Year	$116.08	$118.57	$122.90	$101.95	$89.92
Total Return[4]	26.02%[8]	(3.52)%[8]	20.55%[8]	13.38%	(0.29)%

Ratio of net expenses to average net assets[9]	1.11%	1.11%	1.11%	1.11%	1.10%

Ratio of gross expenses to average net assets[10]	1.17%	1.13%	1.16%	1.25%	1.26%

Ratio of net investment loss to average net assets[4]	(0.51)%	(0.44)%	(0.48)%	(0.24)%	(0.27)%

Portfolio turnover	96%	113%	81%	120%	116%

Net assets end of year (000’s) omitted	$38,093	$31,253	$26,865	$19,647	$18,536

[1]	Effective February 27, 2017, Class S shares were renamed Class N shares.

[2]	Effective October 1, 2016, the Service Class and Institutional Class were renamed Class S and Class I, respectively.

[3]	Per share numbers have been calculated using average shares.

[4]	Total returns and net investment loss would have been lower had certain expenses not been offset.

[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.84) and $(0.59) for Class N and Class I respectively.

[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.49) and $(0.28) for Class N and Class I respectively.

[7]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.69) and $(0.48) for Class N and Class I, respectively.

[8]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[9]	Includes reduction from broker recapture amounting to less than 0.01% for the years ended 2019, 2018, 2017, 2016 and 2015, respectively.

[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[11]	Less than 0.005%.

Notes to Financial Statements December 31, 2019

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds III (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Managers Loomis Sayles Bond Fund (“Bond”), AMG Managers Global Income Opportunity Fund (“Global Income Opportunity”) and AMG Managers Special Equity Fund (“Special Equity”), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. Both Bond and Special Equity offer Class N and Class I shares. Global Income Opportunity offers Class N shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the

Notes to Financial Statements (continued)

transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Special Equity had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the fiscal year ended December 31, 2019, the impact on the expenses and expense ratios, were as follows: Special Equity - $6,439 or less than 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to tax equalization utilized and current year write-off of a net operating loss. Temporary differences are due to straddles, IRS Section 1256 market to market, wash sale loss deferrals, the deferral of qualified late year losses, convertible bonds, contingent payment debt instrument adjustments and capital loss carryforwards.

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	Bond		Global Income Opportunity		Special Equity
Distributions paid from:	2019	2018	2019	2018	2019	2018

Ordinary income	$34,681,294	$60,110,954	$29,806	$76,366	—	—

Short-term capital gains	2,129,709	21,180	—	—	$7,505,091	—

Long-term capital gains	19,976,945	13,392,602	—	—	41,837,434	—

	$56,787,948	$73,524,736	$29,806	$76,366	$49,342,525	—

Notes to Financial Statements (continued)

As of December 31, 2019, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Bond	Global Income Opportunity	Special Equity

Capital loss carryforward	—	$319,810	—

Undistributed long-term capital gains	$465,864	—	—

Late-year loss deferral	827,964	51,425	$616,908

At December 31, 2019, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net

Bond	$1,151,707,347	$109,573,543	$(28,342,746)	$81,230,797

Global Income Opportunity	9,436,184	403,532	(232,493)	171,039

Special Equity	193,465,986	34,005,861	(8,090,520)	25,915,341

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2019, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2019, the following Fund had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

Capital Loss Carryover Amounts

Fund	Short-Term	Long-Term

Global Income Opportunity	$319,209	$601

As of December 31, 2019, Bond and Special Equity had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended December 31, 2020, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as either short-term and/or long-term.

For the fiscal year ended December 31, 2019, the following Fund utilized capital loss carryovers in the amount of:

Capital Loss Carryover Utilized

Fund	Short-Term	Long-Term

Global Income Opportunity	$39,423	—

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended December 31, 2019 and December 31, 2018, the capital stock transactions by class for the Funds were as follows:

	Bond				Special Equity

	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	3,416,998	$90,763,873	4,780,688	$126,127,019	65,788	$8,856,577	329,518	$46,939,577

Reinvestment of distributions	1,051,262	28,038,056	1,081,213	28,139,782	354,078	38,909,669	—	—

Cost of shares repurchased	(9,751,128)	(261,380,964)	(13,810,521)	(364,150,946)	(359,581)	(46,144,528)	(297,568)	(38,178,984)

Net increase (decrease)	(5,282,868)	$(142,579,035)	(7,948,620)	$(209,884,145)	60,285	$1,621,718	31,950	$8,760,593

Notes to Financial Statements (continued)

	Bond				Special Equity

	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class I:

Proceeds from sale of shares	8,666,428	$231,939,268	14,478,048	$382,352,852	53,673	$7,476,323	88,902	$12,497,553

Reinvestment of distributions	1,007,830	26,817,303	1,652,948	42,974,754	75,043	8,611,172	—	—

Cost of shares repurchased	(30,324,739)	(794,577,486)	(11,278,671)	(295,283,316)	(64,117)	(8,720,351)	(43,918)	(5,872,570)

Net increase (decrease)	(20,650,481)	$(535,820,915)	4,852,325	$130,044,290	64,599	$7,367,144	44,984	$6,624,983

	Global Income Opportunity

	December 31, 2019		December 31, 2018

	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	47,899	$1,005,926	124,370	$2,598,624

Reinvestment of distributions	1,347	28,845	3,383	67,386

Cost of shares repurchased	(118,585)	(2,450,499)	(278,715)	(5,730,793)

Net decrease	(69,339)	$(1,415,728)	(150,962)	$(3,064,783)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2019, the market value of Repurchase Agreements outstanding for Bond, Global Income Opportunity and Special Equity was $16,987,829, $126,373 and $8,893,126, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager. Bond and Global Income Opportunity are managed by Loomis, Sayles & Company, L.P. and Special Equity is managed by Ranger Investment Management, L.P., Lord, Abbett & Co. LLC (“Lord Abbett”), Smith Asset Management Group, L.P. and Federated MDTA LLC.

Notes to Financial Statements (continued)

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2019, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

Bond[1]	0.26%

Global Income Opportunity	0.55%

Special Equity	0.90%

[1]	Prior to January 1, 2019, the annual rate for Bond’s investment management fee was 0.625% of the Fund’s average daily net assets.

The Investment Manager has contractually agreed, through at least May 1, 2020, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Bond, Global Income Opportunity and Special Equity to the annual rate of 0.46%, 0.89% and 1.11%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances. Prior to January 1, 2019, Bond expense limitation was 0.89%.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause a Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At December 31, 2019, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	Bond	Global Income Opportunity	Special Equity

Less than 1 year	—	$71,340	$94,177

1-2 years	—	81,291	54,349

2-3 years	$67,260	94,471	121,521

Total	$67,260	$247,102	$270,047

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For Class N shares of Bond and Special Equity and for Class I shares of Bond, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N shares of Bond and Special Equity and Class I shares of Bond may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2019, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

Bond

Class N*	0.25%	0.25%

Class I	0.05%	0.05%

Special Equity

Class N	0.25%	0.25%

*	Prior to January 1, 2019, the maximum annual amount approved was 0.15%.

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”)granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan

Notes to Financial Statements (continued)

must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2019, Special Equity borrowed a maximum of $3,644,504, for seven days paying interest of $1,880. The interest expense amount is included in the Statement of Operations as miscellaneous expense. Bond and Global Income Opportunity neither borrowed from nor lent to other funds in the AMG Funds family. At December 31, 2019, the Funds had no interfund loans outstanding.

For the fiscal year ended December 31, 2019, Special Equity executed security transactions with other funds affiliated with Lord, Abbett. Each of the transactions were executed at the closing price of the security transacted and with no commissions in accordance with Rule 17a-7 of the 1940 Act and procedures approved by the Board. The amounts purchased and sold during the fiscal year ended December 31, 2019, are reflected in the following chart:

	Number of Transactions	Total Quantity	Cost/Proceeds

Purchases	6	7,220	$461,205

Sales*	5	10,135	351,780

*Realized gain was $165,378.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2019, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Bond	$13,459,109	$525,727,181

Global Income Opportunity	1,765,089	4,761,763

Special Equity	201,366,952	244,322,999

Purchases and sales of U.S. Government Obligations for the fiscal year ended December 31, 2019 were as follows:

	U.S. Government Obligations

Fund	Purchases	Sales

Bond	$187,266,003	$10,826,463

Global Income Opportunity	3,143,416	1,998,035

Special Equity	—	—

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2019, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received
Bond	$180,616,082	$16,987,829	$167,810,175	$184,798,004
Global Income Opportunity	121,669	126,373	—	126,373
Special Equity	56,021,838	8,893,126	48,213,549	57,106,675

The following table summarizes the securities received as collateral for securities lending at December 31, 2019:

Fund	Collateral Type	Coupon Range	Maturity Date Range

Bond	U.S. Government Agency Obligations	0.000%-11.000%	01/20/20-09/20/69

	U.S. Treasury Obligations	0.000%-8.500%	01/09/20-11/15/49

Special Equity	U.S. Treasury Obligations	0.000%-8.500%	01/09/20-11/15/49

5. FOREIGN SECURITIES

Bond and Global Income Opportunity invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

Notes to Financial Statements (continued)

7. RISKS ASSOCIATED WITH HIGH YIELD SECURITIES

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

8. FORWARD COMMITMENTS

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on a Fund’s net asset value as if a Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, a Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

9. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why certain Funds use derivative instruments, the credit risk and how derivative instruments affect the Funds’ financial position, and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities, and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table at the end of the applicable Fund’s Schedule of Portfolio Investments. For the fiscal year ended December 31, 2019, the average quarterly balances of derivative financial instruments outstanding were as follows:

Global Income Opportunity

Foreign Currency Exchange Contracts:

Average U.S. Dollar amount purchased/sold	$4,538,745

Financial Futures Contracts

Average number of contracts purchased	3

Average notional value of contracts purchased	$383,894

10. FORWARD FOREIGN CURRENCY CONTRACTS

During the fiscal year ended December 31, 2019, Global Income Opportunity invested in forward foreign currency contracts to facilitate transactions in foreign securities and to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities.

A forward foreign currency contract is an agreement between a fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

11. FUTURES CONTRACTS

Global Income Opportunities purchased futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent variation margin payments are made or received by the Funds depending on the fluctuations in the value of the futures contracts and the value of cash or securities on deposit with the futures broker. The Fund must have total value at the futures broker consisting of either net unrealized gains, cash or securities collateral to meet the initial margin requirement, and any value over the initial margin requirement may be transferred to the Fund.

Variation margin on future contracts is recorded as unrealized appreciation or depreciation until the futures contract is closed or expired. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts. are closed, when they are recorded as realized gains (losses) on futures contracts.

12. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program, Repurchase Agreements and derivative instruments, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements and derivatives that are subject to a master netting agreement as of December 31, 2019:

Notes to Financial Statements (continued)

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Bond

Cantor Fitzgerald Securities, Inc.	$4,034,786	—	$4,034,786	$4,034,786	—

Citadel Securities LLC,	2,688,353	—	2,688,353	2,688,353	—

Citigroup Global Markets, Inc.	4,034,786	—	4,034,786	4,034,786	—

RBC Dominion Securities, Inc.	4,034,786	—	4,034,786	4,034,786	—

State of Wisconsin Investment Board	2,195,118	—	2,195,118	2,195,118	—

Total	$16,987,829	—	$16,987,829	$16,987,829	—

Global Income Opportunity

RBC Dominion Securities, Inc.	$126,373	—	$126,373	$126,373	—

BNP Paribas	1,084	—	1,084	—	$1,084

JPMorgan	664	—	664	—	664

Merrill Lynch	823	$(823)	—	—	—

Morgan Stanley	14,269	—	14,269	—	14,269

UBS Securities	8,034	(8,034)	—	—	—

Total	$151,247	$(8,857)	$142,390	$126,373	$16,017

Special Equity

Cantor Fitzgerald Securities, Inc.	$2,112,206	—	$2,112,206	$2,112,206	—

Citadel Securities LLC	2,095,616	—	2,095,616	2,095,616	—

Citigroup Global Markets, Inc.	2,112,206	—	2,112,206	2,112,206	—

Jefferies LLC	460,892	—	460,892	460,892	—

RBC Dominion Securities, Inc.	2,112,206	—	2,112,206	2,112,206	—

Total	$8,893,126	—	$8,893,126	$8,893,126	—

Fund	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Global Income Opportunity

Citibank	$(8,552)	—	$(8,552)	—	$(8,552)

Credit Suisse	(12,948)	—	(12,948)	—	(12,948)

Merrill Lynch	(4,930)	$823	(4,107)	—	(4,107)

UBS Securities	(8,997)	8,034	(963)	—	(963)

Total	$(35,427)	$8,857	$(26,570)	—	$(26,570)

Notes to Financial Statements (continued)

13. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS III AND SHAREHOLDERS OF AMG MANAGERS LOOMIS SAYLES BOND FUND, AMG MANAGERS GLOBAL INCOME OPPORTUNITY FUND, AND AMG MANAGERS SPECIAL EQUITY FUND

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG Managers Loomis Sayles Bond Fund, AMG Managers Global Income Opportunity Fund, and AMG Managers Special Equity Fund (three of the funds constituting AMG Funds III, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers

LLP Boston, Massachusetts

February 26, 2020

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

Other Information

TAX INFORMATION

AMG Managers Loomis Sayles Bond Fund, AMG Managers Global Income Opportunity Fund and AMG Managers Special Equity Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2019 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Loomis Sayles Bond Fund, AMG Managers Global Income Opportunity Fund and AMG Managers Special Equity Fund each hereby designates $25,267,267, $0, and $41,837,434, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2019, or if subsequently determined to be different, the net capital gains of such fiscal year.

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 49 Funds in Fund Complex	Bruce B. Bingham, 71 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 • Oversees 49 Funds in Fund Complex

Edward J. Kaier, 74

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Kurt A. Keilhacker, 56

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 49 Funds in Fund Complex

Steven J. Paggioli, 69

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 49 Funds in Fund Complex	Richard F. Powers III, 73 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 2000 • Oversees 52 Funds in Fund Complex

Eric Rakowski, 61

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Victoria L. Sassine, 54

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 1987 • Oversees 49 Funds in Fund Complex

Thomas R. Schneeweis, 72

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 52 Funds in Fund Complex

Christine C. Carsman, 67

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 61

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 54

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 49

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer since 2019

Patrick J. Spellman, 45

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present) Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV, (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 34

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 42

Director, Legal and Compliance, AMG Funds LLC (2020-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present).

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, which has replaced Form N-Q. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com	57

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets Equity

AMG GW&K Trilogy Emerging Wealth Equity

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com	123119 AR078

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund - AMG Funds III	Fiscal 2019	Fiscal 2018
AMG Managers Special Equity Fund	$23,678	$20,208
AMG Managers Loomis Sayles Bond Fund	$47,310	$48,998
AMG Managers Global Income Opportunity Fund	$33,930	$31,648

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in their two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund - AMG Funds III	Fiscal 2019	Fiscal 2018
AMG Managers Special Equity Fund	$6,250	$7,369
AMG Managers Loomis Sayles Bond Fund	$8,400	$9,425
AMG Managers Global Income Opportunity Fund	$8,400	$9,425

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2019 and $0 for fiscal 2018, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1)According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2019 and 2018 for non-audit services rendered to the Funds and Fund Service Providers were $72,550 and $75,719, respectively. For the fiscal year ended December 31, 2019, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2018, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS III

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 6, 2020

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	March 6, 2020